UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

The Boston Trust & Walden Funds
(Exact name of registrant as specified in charter)

One Beacon Street, Boston MA			02108
(Address of principal executive offices)			(Zip code)

3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-282-8782

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Item 1. Reports to Stockholders.

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Annual Report March 31, 2015

Table of Contents

Economic and Market Summary	3

Boston Trust Asset Management Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Environmental, Social and Governance Research and Action Update	34

Walden Asset Management Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	44
Financial Statements	46
Financial Highlights	48

Walden Equity Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	49
Financial Statements	50
Financial Highlights	52

Walden Midcap Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	53
Financial Statements	54
Financial Highlights	56

Walden SMID Cap Innovations Fund
Manager Commentary	40
Investment Performance	41
Schedule of Portfolio Investments	57
Financial Statements	58
Financial Highlights	60

Walden Small Cap Innovations Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	61
Financial Statements	62
Financial Highlights	64

Notes to Financial Statements	65
Report of Independent Public Accounting Firm	71
Supplementary Information	72
Investment Adviser Contract Approval	76
Information About Trustees and Officers	78

Boston Trust Investment Management, Inc. (BTIM), a subsidiary of Boston Trust & Investment Management Company and an affiliate of Walden Asset Management (Walden), serves as investment adviser (the Adviser) to the Boston Trust & Walden Funds and receives a fee for its services. Walden, a division of Boston Trust & Investment Management Company, performs shareholder advocacy, proxy voting, screening services, and other environmental, social and governance initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by BTIM or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by BHIL Distributors, Inc. Member FINRA.

The foregoing information and opinions are for general information only. Boston Trust & Walden Funds and BTIM do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

The Boston Trust & Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

Photography credits:

•    Cover: Bruce Field

•    Pages 1, 7, 39 and 43: Jim Gallagher

•    Pages 5, 9, and 41: Rebecca Monette

•    Pages 11 and 37: Janet C. Dygert

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The Boston Trust & Walden Funds A Registered Investment Company

Boston Trust and Walden Funds	Domenic Colasacco, CFA
Economic and Market Summary	Portfolio Manager and President
(Unaudited)	Boston Trust Investment Management, Inc.

For the 12 months ended March 31, 2015, the S&P 500 posted a total return of 12.73%—a double digit gain for the third consecutive year. Most other domestic indices staged similar rallies, while major international indices were marginally in negative territory for the 12 month period. We are now over six years removed from the depths of the financial crisis, and while investments in large capitalization stocks have more than tripled over that time on a total return basis, in the aggregate, equities are still not excessively valued by most of the usual historical metrics.

Our Economic Outlook

Global economic trends have proceeded close to consensus expectations over the last year with the notable exception of the steep decline of energy prices during the autumn of 2014. Among the larger developed economies, Gross Domestic Product(1) growth was best here in the United States, where a combination of employment and income gains led to steady increases in consumer spending. Business capital expenditures have been mixed, with energy related investment slowing in recent months in reaction to the sharp drop in oil and natural gas prices; a weakness widely anticipated after oil prices were roughly halved through the second half of the calendar year. While sectors that benefit from lower energy prices have yet to fill the void, we see no reason to doubt that, in time, lower energy costs will aid rather than hinder overall economic activity in economic regions that import oil and gas.

Among the reasons global economic growth has been modest in recent years is that neither Japan nor the euro zone has come close to the economic gains achieved here in the United States. Despite aggressive monetary policies, including additional stimulus in recent quarters, both regions have struggled to simply avoid slipping back into recessions. In recent months, there has been renewed hope that weakness in their respective currencies relative to the dollar will lead to better export driven economic gains and some beneficial inflation. Improvement would be welcomed by all concerned, particularly investors who have bid-up stocks in these financial markets since year-end. Conditions in the key emerging economies of Brazil, Russia, India and China (the so-called BRIC countries) began to diverge about a year ago, when both Brazil and Russia were hurt by a combination of weak commodity prices and internal political decisions. China and India have continued to post comparatively strong growth, though, which has led most economic forecasters to retain global real GDP expectations in the vicinity of 2.5% for 2015, in line with calendar 2014’s pace. Such an economic environment usually supports at least benign, if not positive, trends in financial markets.

Investment Strategy

As we begin the spring months, investment circumstances are consistent with those that have prevailed in recent quarters. Specifically, safe, low risk investment options that provide an attractive return are not available. Indeed, interest rates are a bit lower today than they were a few months ago. Stocks, after three straight years of double-digit gains, are no longer undervalued; in fact, they are even less so because the continuing strength in the dollar suggests that 2015 corporate profits are likely to be weaker than previously anticipated for U.S. based companies with extensive international activities. Yet our now long held view that stocks continue to offer better return prospects than low yielding fixed-income investments over the next several years has not changed.

As we have repeatedly stated in past reports, the allocation between stocks and bonds is often more important than the individual securities selected. Since the end of 2009, after we concluded that the likelihood of falling back into an economic recession was low, we have kept the Asset Management Funds’ equity allocations at a comparatively high level. Through most of this period, the stock/bond allocation decision was facilitated by exceptionally low interest rates (which made bonds unattractive) and stock valuations that were below average. As stock prices have increased over the past few years, most equity valuation metrics have moved from bargain levels to slightly above long-term medians. Accordingly, compared to a few years ago, today our continuing preference for stocks has far less margin for error if either corporate profits or economic trends fail to meet current positive investor expectations.

Looking out a few years, our analysis and judgment still lead us to favor stocks rather than bonds and other types of investment assets. In a low interest rate, low inflation environment, even modest growth in corporate sales, profits and cash flows should result in equity returns that are above other investment options over the next three to five years. Unless these views change, we expect to retain the Asset Management Funds’ equity allocations in the vicinity of 75% to 80% of total assets in the months ahead. Among individual stocks investments within all of our Funds, emphasis remains on companies across a broad range of sectors with above-average financial strength, lower than average business model risk, and reasonable valuations, a combination that often reduces downside stock price risk if financial market trends weaken unexpectedly.

(1) The Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Boston Trust Asset Management Fund

Boston Trust Equity Fund

March 31, 2015

Domenic Colasacco, CFA

Portfolio Manager and President Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

Stocks, as measured by the S&P 500 Index, added another 12.73% of total return to their now over six-year-old rally, during the fiscal year ended March 31, 2015. Over the past six years, the Index has registered gains of over 200% on a total return basis; this historic period of market performance was produced in the context of an American economy, and likewise corporate profits, returning to solid underpinnings from the brink of depression, and valuation expansion reflecting increasing investor confidence in the endurance of this financial strength.

The overall return of the Boston Trust Asset Management Fund was competitive, posting a total return of 8.21%. The Fund’s equity segment, however, trailed the 12.73% total return of the S&P 500 Index for the fiscal year ended March 31, 2015, as did the return of the Boston Trust Equity Fund, which posted a gain of 8.01% for the period. As has often been the case in past periods of sharply rising markets, our high-quality discipline, which seeks to identify companies with long histories of financial success, limited results as equity markets reached new highs.

Our investment approach has three primary decision points: asset allocation, sector/style emphasis and individual security selection. Since the end of 2009, after we concluded the likelihood of falling back into an economic recession was low, we have kept the Asset Management Fund’s equity allocation at a comparatively high level. Through most of this period the stock/bond allocation decision was facilitated by exceptionally low interest rates (which made bonds unattractive) and stock valuations that were below average on multiple metrics. As stock prices have increased over the past few years, most valuation metrics have moved from bargain levels to slightly above long-term medians. Accordingly, compared to a few years ago, today our continuing preference for stocks has far less margin for error if either corporate profits or economic trends fail to meet current investor expectations. Looking out a few years, though, our analysis and judgment still lead us to favor stocks rather than bonds and other types of assets. Even modest growth in corporate sales, profits and cash flows should result in equity returns that are above alternative investment options over the next three- to five-years.

A comparatively high-equity allocation usually implies above average price volatility for a portfolio. Yet the Boston Trust Asset Management Fund has had below average volatility compared to the typical balanced fund since 2009. The reason reflects our decision to focus on stocks of companies that have higher quality financial characteristics and less intrinsic business model risk. This preference and performance pattern is also reflected in the Boston Trust Equity Fund. While our overall equity returns have trailed the returns of many equity indices in recent periods, we have seen pockets of performance within sectors that exemplify the benefits of our approach. For example, in the energy sector, the Funds’ largest holdings have been ExxonMobil and Chevron rather than smaller, financially leveraged firms that need high oil and gas prices to remain profitable. This equity style often trails general market indices when industry conditions are favorable, as they were in the energy sector over the past few years. In the second half of calendar 2014, though, ExxonMobil and Chevron stock values dropped modestly, while more leveraged energy company equities fell by 25% to 50% as oil prices contracted. This is one example of style emphasis that can help the Funds’ comparative equity returns during adverse periods. We wish we had the foresight to anticipate when to move from higher quality stocks to more aggressive issues. Sadly, we have not found a group of analytical tools that allow us to execute such a strategy with consistency. To our knowledge, neither has anyone else. We take comfort in the fact that over full market cycles a higher quality investment style has produced competitive returns with less risk and price volatility. We see no reason to expect future long-term trends to be any different.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Asset Management Fund Boston Trust Equity Fund March 31, 2015

	For the year ended 3/31/15
	Annualized
	1 Year	5 Years	10 Years
Boston Trust Asset Management Fund(1)	8.21%	10.01%	7.11%
Boston Trust Equity Fund(1)	8.01%	11.85%	7.36%
S&P 500 Index	12.73%	14.47%	8.01%
Barclays U.S. Government/Credit Bond Index	5.86%	4.75%	4.96%
Citigroup 90-Day U.S. Treasury Bill Index	0.03%	0.07%	1.41%
Morningstar U.S. Open-End Moderate Allocation Funds Average	5.89%	8.47%	5.75%

Hypothetical Growth of a $100,000 Investment

The charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, and represent the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month Treasury bill issues. The three-month Treasury bills are the short-term debt obligations of the U.S. Government. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities, and the remainder in fixed income and cash. Investors cannot invest directly in an average or an index.

Boston Trust Asset Management Fund

Fund Net Asset Value:	$41.80
Gross Expense Ratio(1):	0.93%

Boston Trust Equity Fund

Fund Net Asset Value:	$20.66
Gross Expense Ratio(1):	0.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Funds’ Gross Expense Ratio is from the most recent prospectus, dated August 1, 2014. The Gross Expense Ratio for the Boston Trust Equity Fund includes the impact of repayment of fees and expenses which were previously reimbursed under the terms of the Fund’s contractual expense limitation agreement, which continues through August 1, 2015, and may be terminated thereafter. The contractual fee limit under the agreement is 1.00% of each Fund’s average annual net assets. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of March 31, 2015, can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower.

Boston Trust Midcap Fund

March 31, 2015

Stephen J. Amyouny, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Boston Trust Midcap Fund posted a total return of 12.65% for the 12-month period ended March 31, 2015, trailing the 13.68% return for the Russell Midcap® Index return. All sectors posted positive returns with one glaring exception: energy. Energy stocks fell sharply in response to the substantial decline (approximately 50%) in oil prices following their peak in mid-2014. Although the sell-off among energy stocks detracted from overall market (and Fund) results, the decline in energy prices was a clear positive for many corporations (lower fuel/energy costs) and consumers (higher discretionary income). Several companies within the Consumer Discretionary sector benefited from this trend. These companies included Hasbro, Ross Stores, O’Reilly Automotive, Autoliv, and Sally Beauty.*

Recent economic data has confirmed that the U.S. economy continues to improve with solid GDP† growth, unemployment at a post-recession low rate of 5.5%, and rising consumer confidence. In addition to this economic progress, interest rates remain historically low, inflation is well contained, and energy prices remain depressed—the last of which has contributed to increasing discretionary spending among consumers. Perhaps most importantly, however, this economic landscape has shown no signs of rapid acceleration, thus allowing the Federal Reserve Board (the Fed) to maintain its highly accommodative monetary policy. Thus, because of the confluence of these factors—modest economic growth, low interest rates, contained wage costs, and depressed energy prices—it remains a very positive environment for corporations. As such, corporate profits have continued to grow at a pace sufficient to support higher equity prices.

Portfolio Strategy

Although corporate profits have improved substantially from the depths of the financial crisis approximately six years ago and equity prices have considerably appreciated in response, equity valuations have expanded even more rapidly and now stand at a post-recession high. In light of present interest rates and inflation, we do not find these valuations excessive or even unreasonable; however, we cannot count on, nor do we expect valuations to expand further from current levels. Thus, corporate profits must continue to rise in order to drive equity prices higher. Accordingly, we remain focused on identifying and investing in reasonably valued, higher quality companies with attractive long-term growth prospects.

In particular, we continue to find good value within the financial services, industrial, energy, and information technology sectors. Within financials, the Fund owns several regional banks with strong customer franchises, solid financials, and reasonable valuations. Although banks have broadly improved their capital bases and reduced their financial leverage in recent years, the low interest rate environment has pressured their profit margins and returns on equity. We believe that banks will benefit from rising interest rates and continued economic growth. They also have minimal direct exposure to some of the aforementioned international issues and currency headwinds. On the other hand, industrial and energy companies have underperformed the broader market due to global economic concerns, the strengthening of the U.S. dollar, and general malaise within the energy markets. As a result, valuations reflect only modest growth expectations, thereby presenting opportunities for patient, long-term investors. Within the technology sector, investors have been attracted to the higher growth prospects of innovative young companies in emerging segments of the market (e.g. social media, internet, and cloud computing) with less-than-certain future prospects. Our investment approach remains focused on technology companies with solid financials, ample free cash flow generation, and more visible growth prospects.*

Within healthcare, we continue to avoid the more speculative segments of the sector, including biotechnology and specialty pharmaceuticals. These stocks are among the most egregiously valued within the entire stock market as investors have seemingly blindly invested in many companies with limited historical track records of success yet very lofty expectations and uncertain future growth prospects. Our Fund holdings remain concentrated in healthcare segments such as medical devices and equipment, life sciences tools, healthcare services, and diagnostics.*

Lastly, we will be closely monitoring all actions taken by the Fed as well as economic conditions overseas, geopolitical risks, and corporate profit growth. After six years of strong market returns, we understand it is paramount to remain true to our investment discipline of identifying higher quality companies with reasonable valuations.

†            The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States..

*            Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Midcap Fund March 31, 2015

	For the year ended 3/31/15
	Annualized
			Since Inception
	1 Year	5 Years	9/24/07
Boston Trust Midcap Fund(1)	12.65%	15.02%	9.30%
Russell Midcap® Index	13.68%	16.16%	8.46%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2015, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$16.12
Gross Expense Ratio(1):	1.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2014. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2015 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2015 and may be terminated thereafter.

Boston Trust SMID Cap Fund

March 31, 2015

Kenneth P. Scott, CFA

Stephen C. Franco, CFA

Heidi H. Vanni, CFA

Portfolio Managers

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle (“mid”) capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The U.S. SMID cap equity markets rose in the fiscal year ended March 31, 2015, with the benchmark Russell 2500TM Index returning 10.07%. The Boston Trust SMID Cap Fund, which invests in the stocks of higher quality, more reasonably valued companies, posted a return of 7.69%.

U.S. stocks reached new highs in early 2015, extending the bull market that began in the spring of 2009. Economic growth has remained positive, while markets appear to have inferred that the U.S. Federal Reserve’s monetary policy will remain accommodative in the near term.

During this period of economic recovery and strong stock market performance, returns of the Boston Trust SMID Cap Fund, for the one- and three- year period ended March 31, have trailed those of the Russell 2500TM. Boston Trust continues to believe that the Fund may achieve its goal of outperforming the Russell 2500TM with less volatility for periods that cover at least one full market cycle.

Portfolio Strategy

The Fund’s investment style favors reasonably valued stocks of higher quality companies, i.e. growing firms with persistently strong profitability. Our analysis suggests that stocks of higher quality companies performed well during the fiscal year. However, the Fund was under-represented in several industries that experienced above average stock price returns within their sectors. These included airlines, biotechnology (biotech) and pharmaceutical (pharma), construction materials, energy producers and REITs†, all of which our investment style generally avoids or underweights due to their lower quality or greater financial leverage.

The biotech and pharma industries have experienced particularly strong performance recently, with SMID cap biotech firms climbing 49% and SMID cap pharma firms climbing 48% in the fiscal year. This has affected industry and market valuations, as discussed further below. We do not expect these trends to persist long term. The biotech and pharma industries collectively now comprise 6% of the Russell 2500TM, compared to 0% in the Boston Trust SMID Cap Fund.

There are other indications that this bull market is maturing. For instance, NYSE margin debt is at an all-time high. As Furey Research Partners noted, the percent of IPOs that are loss making has climbed to long-term peak levels above 70%. That said, we cannot predict when investor preference will fade for investments we consider more speculative.

The top individual stock contributors to client portfolio performance this fiscal year were real estate management firm Jones Lang LaSalle (JLL), Medicaid managed care firm Centene (CNC), electronic bond trading platform provider MarketAxess (MKTX), digital market services firm Sapient (SAPE), and pharmaceutical packaging firm West Pharmaceutical Services (WST). We continue to own these stocks in the Fund but have reduced some position sizes and sold Sapient due to its pending acquisition by another firm.*

Laggards this year were energy services firms Carbo Ceramics (CRR) and Geospace Technologies (GEOS), energy producer Denbury Resources (DNR), online auction firm Liquidity Services (LQDT), and heat exchange manufacturer Chart Industries (GTLS). Carbo, Chart, Denbury, and Geospace declined at least in part due to the steep decline in energy prices. We have maintained Chart Industries (GTLS) in the portfolio, given our view that its fundamentals remain sound. We sold Carbo, Denbury, and Geospace, and replaced them with other energy stocks that we view as higher quality.*

Boston Trust SMID Cap Fund holdings in aggregate posted continued improvement in underlying fundamentals, with growth in sales and profits outpacing the SMID cap market. We view long-term fundamental performance as an important barometer of the likely path of future Fund performance, as we believe stock returns ultimately reflect underlying company fundamental performance.*

The Fund seeks to maintain portfolio sector weights comparable to those of the index in order to ensure broad diversification. Marginal differences in portfolio sector weights had minimal impact on returns relative to the index.

†

REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other real estate properties. Most REITs trade on major stock exchanges or over the counter. Investments in the Fund are subject to risks related to a direct investment in real estate such as regulatory risk, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund March 31, 2015

	For the year ended 3/31/15
	Annualized
		Since Inception
	1 Year	11/30/11
Boston Trust SMID Cap Fund(1)	7.69%	14.66%
Russell 2500™ Index	10.07%	19.68%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to March 31, 2015, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$13.72
Gross Expense Ratio(1):	1.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2014. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2015 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2015 and may be terminated thereafter.

Boston Trust Small Cap Fund

March 31, 2015

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund is to seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. small cap equity markets rose in the fiscal year ended March 31, 2015, with the benchmark Russell 2000® Index returning 8.21%. The Boston Trust Small Cap Fund, which invests in the stocks of higher quality, more reasonably valued companies, posted a return of 3.81%.

U.S. stocks reached new highs in early 2015, extending the bull market that began in the spring of 2009. Economic growth has remained positive, while markets appear to have inferred that the U.S. Federal Reserve’s monetary policy will remain accommodative in the near term.

During this period of economic recovery and strong stock market performance, returns of the Boston Trust Small Cap Fund, for the 1- and 5-year periods ended March 31, have trailed the Russell 2000®. However, for the 10- and 15-year periods, i.e. those that cover at least one full market cycle, the Boston Trust Small Cap Fund has achieved its goal of outperforming the Russell 2000® with less volatility.

Portfolio Strategy

The Fund’s investment style favors reasonably valued stocks of higher quality companies, i.e. growing firms with persistently strong profitability. Our analysis suggests that stocks of higher quality companies performed well during the fiscal year. However, the Fund was under-represented in several industries that experienced above average stock price increases within their sectors. These included airlines, biotechnology (biotech) and pharmaceutical (pharma), construction materials, energy producers, and REITs† all of which our investment style generally avoids or underweights due to their lower quality or greater financial leverage.

The biotech and pharma industries have experienced particularly strong performance recently, with small-cap biotech and pharma firms climbing 40% in the fiscal year. This has affected industry and market valuations, as discussed further below. We do not expect these trends to persist long term. The biotech and pharma industries collectively now comprise 8% of the Russell 2000®, compared to 0% in the Boston Trust Small Cap Fund.*

There are other indications that this bull market is maturing. For instance, NYSE margin debt is at an all-time high. As Furey Research Partners noted, the percent of IPOs that are loss making has climbed to long-term peak levels above 70%. That said, we cannot predict when investor preference will fade for investments we consider more speculative.

The Fund holdings in aggregate posted continued improvement in underlying fundamentals, with growth in sales and profits outpacing the small-cap market. We view long-term fundamental performance as an important barometer of the likely path of future Fund performance, as we believe stock returns ultimately reflect underlying company fundamental performance.

The Fund seeks to maintain portfolio sector weights comparable to those of the index in order to ensure broad diversification. Marginal differences in portfolio sector weights had minimal impact on returns relative to the index.*

Given that interest rates have remained low for several years, while valuations have expanded, and volatility has generally been below average, some clients ask, what changes in the economic or market environment would favor the Fund. In addition to our typical pattern of striving to provide protection in down markets, we believe the Fund’s relative performance will benefit from a return to normal market volatility, more reasonable small-cap market valuations, higher interest rates, or any combination thereof. We believe that this disconnect of valuation from fundamentals is unsustainable in the mid- to long-term, and that the Fund is well positioned for a closer alignment between stock valuations and company fundamentals, even if the timing of such is unfortunately not predictable. Nevertheless, even if there were no change in small-cap market volatility, interest rates, or valuations from current levels, we believe that the strong fundamentals of higher quality firms will ultimately provide better, long-term stock returns relative to firms with inferior fundamentals.*

†            REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other real estate properties. Most REITs trade on major stock exchanges or over the counter. Investments in the Fund are subject to risks related to a direct investment in real estate such as regulatory risk, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

*            Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund March 31, 2015

	For the year ended 3/31/15
	Annualized
	1 Year	5 Years	10 Years	15 Years
Boston Trust Small Cap Fund(1),(2)	3.81%	12.11%	9.03%	9.97%
Russell 2000® Index	8.21%	14.57%	8.82%	7.19%

Hypothetical Growth of a $100,000 Investment

The chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)         The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective investment fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation for its initial year of investment operations. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective investment fund’s performance may have been adversely affected.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.20
Gross Expense Ratio(1):	1.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2014. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2015 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2015 and may be terminated thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (77.3%)
Consumer Discretionary (10.0%)
Advance Auto Parts, Inc.	2,500	374,225
Autoliv, Inc.	30,000	3,533,100
Comcast Corp., Class A	110,000	6,211,700
DIRECTV (a)	35,000	2,978,500
Johnson Controls, Inc.	25,000	1,261,000
NIKE, Inc., Class B	70,000	7,023,100
Nordstrom, Inc.	50,000	4,016,000
Omnicom Group, Inc.	75,000	5,848,500
Ross Stores, Inc.	40,000	4,214,400
		35,460,525

Consumer Staples (9.4%)
Church & Dwight Co., Inc.	35,000	2,989,700
Colgate-Palmolive Co.	30,000	2,080,200
Costco Wholesale Corp.	35,000	5,302,325
Diageo PLC, Sponsored ADR	30,000	3,317,100
McCormick & Co., Inc.	25,000	1,927,750
Nestle SA, Sponsored ADR	40,000	3,008,822
PepsiCo, Inc.	40,000	3,824,800
Procter & Gamble Co.	35,000	2,867,900
Reckitt Benckiser Group PLC, Sponsored ADR	150,000	2,566,500
SYSCO Corp.	35,000	1,320,550
Wal-Mart Stores, Inc.	50,000	4,112,500
		33,318,147

Energy (4.9%)
Chevron Corp.	40,000	4,199,200
ConocoPhillips	40,000	2,490,400
Exxon Mobil Corp.	90,002	7,650,170
Schlumberger Ltd.	35,000	2,920,400
		17,260,170
Financials (12.6%)
American Express Co.	50,000	3,906,000
BB&T Corp.	25,000	974,750
Chubb Corp.	70,000	7,077,000
Cincinnati Financial Corp.	100,000	5,328,000
Comerica, Inc.	50,000	2,256,500
Commerce Bancshares, Inc.	27,562	1,166,424
JPMorgan Chase & Co.	100,000	6,058,000
M&T Bank Corp.	10,000	1,270,000
Northern Trust Corp.	22,500	1,567,125
PNC Financial Services Group, Inc.	40,000	3,729,600
State Street Corp.	25,000	1,838,250
T. Rowe Price Group, Inc.	75,000	6,073,500
US Bancorp	75,000	3,275,250
		44,520,399
Health Care (12.3%)
Becton, Dickinson & Co.	50,000	7,179,500
C.R. Bard, Inc.	35,000	5,857,250
DENTSPLY International, Inc.	50,000	2,544,500
Edwards Lifesciences Corp. (a)	25,000	3,561,500
Express Scripts Holding Co. (a)	75,000	6,507,750
Johnson & Johnson, Inc.	60,000	6,036,000
Medtronic PLC	50,000	3,899,500
Mettler-Toledo International, Inc. (a)	7,500	2,464,875
St. Jude Medical, Inc.	20,000	1,308,000
Stryker Corp.	25,000	2,306,250
Varian Medical Systems, Inc. (a)	20,000	1,881,800
		43,546,925

	Shares or
	Principal
	Amount ($)

Industrials (13.0%)
3M Co.	35,000	5,773,250
Deere & Co.	5,000	438,450
Donaldson Co., Inc.	75,000	2,828,250
Emerson Electric Co.	50,000	2,831,000
Hubbell, Inc., Class B	40,000	4,384,800
Illinois Tool Works, Inc.	50,000	4,857,000
Precision Castparts Corp.	30,000	6,300,000
Rockwell Collins, Inc.	55,000	5,310,250
Union Pacific Corp.	25,000	2,707,750
United Parcel Service, Inc., Class B	50,000	4,847,000
W.W. Grainger, Inc.	25,000	5,895,250
		46,173,000

Information Technology (13.4%)
Accenture PLC, Class A	70,000	6,558,300
Apple, Inc.	75,000	9,332,250
Automatic Data Processing, Inc.	70,000	5,994,800
CDK Global, Inc.	10,000	467,600
EMC Corp.	100,000	2,556,000
Google, Inc., Class A (a)	2,000	1,109,400
Google, Inc., Class C (a)	5,000	2,740,000
Intel Corp.	25,000	781,750
Microsoft Corp.	140,000	5,691,700
Oracle Corp.	125,000	5,393,750
QUALCOMM, Inc.	25,000	1,733,500
Visa, Inc.	70,000	4,578,700
		46,937,750

Materials (1.7%)
Air Products & Chemicals, Inc.	22,500	3,403,800
AptarGroup, Inc.	30,000	1,905,600
PPG Industries, Inc.	2,500	563,850
		5,873,250
TOTAL COMMON STOCKS (Cost $144,333,852)		273,090,166

CORPORATE BONDS (2.8%)
Consumer Staples (0.2%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	535,044

Financials (2.0%)
American Express Bank FSB, 6.00%, 9/13/17, MTN	200,000	221,810
American Express Co., 2.65%, 12/2/22	1,926,000	1,918,126
American Express Co., 7.00%, 3/19/18	1,500,000	1,734,158
John Deere Capital Corp., 5.35%, 4/3/18, MTN	1,000,000	1,117,996
JPMorgan Chase & Co., 3.15%, 7/5/16	1,500,000	1,539,215
National Rural Utilities Cooperative
Finance Corp., 10.38%, 11/1/18	500,000	648,321
		7,179,626

Health Care (0.3%)
Becton, Dickinson & Co., 3.13%, 11/8/21	1,000,000	1,028,728

Industrials (0.1%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	320,863

Information Technology (0.2%)
Oracle Corp., 5.75%, 4/15/18	750,000	847,995
TOTAL CORPORATE BONDS (Cost $8,999,751)		9,912,256

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

MUNICIPAL BONDS (1.7%)
Florida (0.2%):
Florida State Board of Education, Series D, GO, 5.00%, 6/1/21, Callable 6/1/17 @ 101	1,000,000	1,099,280

Illinois (0.5%):
Illinois State, Series A, GO, 5.00%, 3/1/22, Callable 5/7/15 @ 100	600,000	601,920
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17 @ 100	500,000	536,245
Illinois State, Series A, GO, 5.00%, 6/1/29, Callable 12/1/16 @ 100	250,000	260,630
		1,398,795

Massachusetts (0.6%):
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	535,343
Massachusetts State Health & Educational Facilities Authority Revenue, Series A, 5.00%, 12/15/26, Callable 12/15/19 @ 100	1,500,000	1,767,975
		2,303,318

Washington (0.1%):
Washington State, Series C, GO, 5.00%, 2/1/26, Callable 2/1/19 @ 100	250,000	284,253

Wisconsin (0.3%):
Wisconsin State, Series C, GO, 5.00%, 5/1/25, Callable 5/1/18 @ 100, Prerefunded 5/1/18 @ 100	200,000	224,704
Wisconsin State, Series D, GO, 5.50%, 5/1/26, Callable 5/1/18 @ 100, Prerefunded 5/1/18 @ 100	750,000	853,995
		1,078,699
TOTAL MUNICIPAL BONDS (Cost $5,827,419)		6,164,345

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (17.0%)
Federal Farm Credit Bank
2.63%, 8/12/19	11,500,000	12,083,337
2.85%, 3/2/28	2,000,000	2,010,858
2.95%, 1/27/25	2,000,000	2,122,610
3.14%, 12/5/29	2,500,000	2,573,670
3.39%, 2/1/28	2,000,000	2,130,260
3.85%, 12/26/25	2,770,000	3,109,164
		24,029,899
Federal Home Loan Bank
2.50%, 12/10/27	1,500,000	1,475,480
2.63%, 6/11/27	1,500,000	1,496,994
2.88%, 9/13/24	2,500,000	2,625,228
3.50%, 9/24/29	2,000,000	2,180,738
4.13%, 12/13/19	2,000,000	2,240,426
		10,018,866
U.S. Treasury Note
2.38%, 6/30/18	7,000,000	7,308,987
2.75%, 2/15/24	17,500,000	18,756,447
		26,065,434
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $57,788,922)		60,114,199

	Shares

INVESTMENT COMPANIES (1.1%)
State Street Institutional U.S. Government
Money Market Fund, Investor Shares, 0.00% (b)	4,050,575	4,050,575
TOTAL INVESTMENT COMPANIES (Cost $4,050,575)		4,050,575

Total Investments (Cost $221,000,519) (c) — 99.9%		353,331,541
Other assets in excess of liabilities — 0.1%		519,327
NET ASSETS — 100.0%		$353,850,868

(a)         Non-income producing security.

(b)         Rate disclosed is the seven day yield as of March 31, 2015.

(c)          See Federal Tax Information listed in the Notes to the Financial Statements.

ADR                     American Depositary Receipt

FSB                         Federal Savings Bank

GO                              General Obligation

MTN                   Medium Term Note

PLC                        Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at fair value (cost $221,000,519)	$353,331,541
Interest and dividends receivable	919,936
Receivable for capital shares issued	324
Receivable for tax reclaims	50,789
Prepaid expenses and other assets	13,421
Total Assets	354,316,011
Liabilities:
Payable for capital shares redeemed	175,076
Accrued expenses and other liabilities:
Investment adviser	225,743
Administration and accounting	7,170
Custodian	4,822
Transfer agent	2,012
Trustee	442
Other	49,878
Total Liabilities	465,143
Net Assets	$353,850,868
Composition of Net Assets:
Capital	$208,182,530
Accumulated undistributed net investment income	1,169,040
Accumulated net realized gains from investment transactions	12,168,276
Net unrealized appreciation from investments	132,331,022
Net Assets	$353,850,868
Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,465,222
Net Asset Value, Offering and Redemption price per share	$41.80

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Interest	$1,966,462
Dividends	5,350,888
Total Investment Income	7,317,350
Expenses:
Investment adviser	2,600,904
Administration and accounting	355,735
Chief compliance officer	14,505
Custodian	57,207
Shareholder servicing	4,698
Transfer agency	35,968
Trustee	18,738
Other	123,625
Total expenses before fee reductions	3,211,380
Fees voluntarily reduced by the transfer agent	(12,000)
Net Expenses	3,199,380
Net Investment Income	4,117,970
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	19,703,977
Change in unrealized appreciation from investments	3,446,932
Net realized/unrealized gains from investments	23,150,909
Change in Net Assets Resulting from Operations	$27,268,879

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income	$4,117,970	$3,664,185
Net realized gains from investment transactions	19,703,977	2,636,487
Change in unrealized appreciation/depreciation from investments	3,446,932	31,971,140
Change in Net Assets Resulting from Operations	27,268,879	38,271,812
Dividends:
Net investment income	(3,866,046)	(3,579,729)
Net realized gains from investment transactions	(8,430,347)	(2,709,038)
Change in Net Assets Resulting from Shareholder Dividends	(12,296,393)	(6,288,767)
Capital Share Transactions:
Proceeds from shares issued	30,246,451	32,397,914
Dividends reinvested	11,609,430	5,926,238
Cost of shares redeemed	(43,940,255)	(18,017,576)
Change in Net Assets Resulting from Capital Share Transactions	(2,084,374)	20,306,576
Change in Net Assets	12,888,112	52,289,621
Net Assets:
Beginning of period	340,962,756	288,673,135
End of period	$353,850,868	$340,962,756
Share Transactions:
Issued	729,305	834,562
Reinvested	280,083	151,488
Redeemed	(1,062,899)	(467,491)
Change in shares	(53,511)	518,559
Accumulated undistributed net investment income	$1,169,040	$907,383

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$40.03	$36.08	$33.71	$31.56	$28.69

Investment Activities:
Net investment income	0.50	0.44	0.51	0.43	0.44
Net realized and unrealized gains from investment transactions	2.77	4.28	2.41	2.17	2.88
Total from investment activities	3.27	4.72	2.92	2.60	3.32

Dividends:
Net investment income	(0.47)	(0.44)	(0.51)	(0.45)	(0.45)
Net realized gains from investments	(1.03)	(0.33)	(0.04)	—	—
Total dividends	(1.50)	(0.77)	(0.55)	(0.45)	(0.45)

Net Asset Value, End of Period	$41.80	$40.03	$36.08	$33.71	$31.56
Total Return	8.21%	13.13%	8.77%	8.36%	11.65%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$353,851	$340,963	$288,673	$257,031	$233,228
Ratio of net expenses to average net assets	0.92%	0.92%	0.96%	1.00%	1.00%
Ratio of net investment income to average net assets	1.19%	1.17%	1.51%	1.40%	1.50%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	0.93%	0.93%	0.96%	1.07%	1.07%
Portfolio turnover rate	17.74%	8.94%	7.43%	18.70%	15.76%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)              During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund
March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (97.7%)

Consumer Discretionary (12.3%)
Advance Auto Parts, Inc.	6,000	898,140
Autoliv, Inc.	15,000	1,766,550
Comcast Corp., Class A	50,000	2,823,500
DIRECTV (a)	14,000	1,191,400
Johnson Controls, Inc.	10,000	504,400
NIKE, Inc., Class B	15,000	1,504,950
Nordstrom, Inc.	25,000	2,008,000
Omnicom Group, Inc.	30,000	2,339,400
Ross Stores, Inc.	5,000	526,800
		13,563,140
Consumer Staples (12.3%)
Church & Dwight Co., Inc.	15,000	1,281,300
Colgate-Palmolive Co.	15,000	1,040,100
Costco Wholesale Corp.	15,000	2,272,425
CVS Health Corp.	5,000	516,050
Diageo PLC, Sponsored ADR	12,500	1,382,125
McCormick & Co., Inc.	7,000	539,770
PepsiCo, Inc.	12,500	1,195,250
Procter & Gamble Co.	12,500	1,024,250
Reckitt Benckiser Group PLC, Sponsored ADR	80,000	1,368,800
SYSCO Corp.	25,000	943,250
Wal-Mart Stores, Inc.	25,000	2,056,250
		13,619,570
Energy (5.8%)
Chevron Corp.	12,500	1,312,250
ConocoPhillips	15,000	933,900
Exxon Mobil Corp.	35,000	2,975,000
Schlumberger Ltd.	15,000	1,251,600
		6,472,750
Financials (16.7%)
American Express Co.	22,500	1,757,700
BB&T Corp.	20,000	779,800
Berkshire Hathaway, Inc. (a)	5,000	721,600
Chubb Corp.	25,000	2,527,500
Cincinnati Financial Corp.	30,000	1,598,400
Comerica, Inc.	15,000	676,950
Commerce Bancshares, Inc.	8,268	349,902
JPMorgan Chase & Co.	35,000	2,120,300
M&T Bank Corp.	5,000	635,000
Northern Trust Corp.	10,000	696,500
PNC Financial Services Group, Inc.	20,000	1,864,800
State Street Corp.	15,000	1,102,950
T. Rowe Price Group, Inc.	30,000	2,429,400
US Bancorp	30,000	1,310,100
		18,570,902
Health Care (16.1%)
Becton, Dickinson & Co.	17,000	2,441,030
C.R. Bard, Inc.	14,000	2,342,900
DENTSPLY International, Inc.	25,000	1,272,250
Edwards Lifesciences Corp. (a)	5,000	712,300
Express Scripts Holding Co. (a)	32,500	2,820,025
Johnson & Johnson, Inc.	30,000	3,018,000
Medtronic PLC	25,000	1,949,750
Merck & Co., Inc.	10,000	574,800
Mettler-Toledo International, Inc. (a)	1,500	492,975
St. Jude Medical, Inc.	5,000	327,000
Stryker Corp.	12,000	1,107,000
Varian Medical Systems, Inc. (a)	7,500	705,675
		17,763,705
Industrials (15.9%)
3M Co.	7,500	1,237,125
Deere & Co.	5,000	438,450
Donaldson Co., Inc.	40,000	1,508,400
Emerson Electric Co.	25,000	1,415,500
Hubbell, Inc., Class B	10,000	1,096,200
Illinois Tool Works, Inc.	20,000	1,942,800
Precision Castparts Corp.	14,000	2,940,000
Rockwell Collins, Inc.	15,000	1,448,250
Union Pacific Corp.	15,000	1,624,650
United Parcel Service, Inc., Class B	12,500	1,211,750
W.W. Grainger, Inc.	11,500	2,711,815
		17,574,940
Information Technology (16.3%)
Accenture PLC, Class A	25,000	2,342,250
Apple, Inc.	32,500	4,043,975
Automatic Data Processing, Inc.	20,000	1,712,800
CDK Global, Inc.	6,666	311,702
EMC Corp.	30,000	766,800
Google, Inc., Class A (a)	750	416,025
Google, Inc., Class C (a)	3,000	1,644,000
Microsoft Corp.	50,000	2,032,750
Oracle Corp.	45,000	1,941,750
QUALCOMM, Inc.	10,000	693,400
Visa, Inc.	32,000	2,093,120
		17,998,572
Materials (2.0%)
Air Products & Chemicals, Inc.	7,500	1,134,600
AptarGroup, Inc.	10,000	635,200
PPG Industries, Inc.	2,000	451,080
		2,220,880
Utilities (0.3%)
Consolidated Edison, Inc.	5,000	305,000
		305,000
TOTAL COMMON STOCKS (Cost $60,471,918)		108,089,459

INVESTMENT COMPANIES (2.5%)

State Street Institutional U.S. Government
Money Market Fund, Investor Shares, 0.00% (b)	2,806,057	2,806,057
TOTAL INVESTMENT COMPANIES (Cost $2,806,057)		2,806,057

Total Investments (Cost $63,277,975) (c) — 100.2%		110,895,516
Liabilities in excess of other assets — (0.2)%		(231,292)
NET ASSETS — 100.0%		$110,664,224

(a)     Non-income producing security.

(b)     Rate disclosed is the seven day yield as of March 31, 2015.

(c)     See Federal Tax Information listed in the Notes to the Financial Statements.

ADR               American Depositary Receipt

PLC                Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at fair value (cost $63,277,975)	$110,895,516
Dividends receivable	177,275
Receivable for investments sold	1,333,915
Prepaid expenses and other assets	3,675
Total Assets	112,410,381
Liabilities:
Payable for investments purchased	1,636,875
Payable for capital shares redeemed	17,269
Accrued expenses and other liabilities:
Investment adviser	70,884
Administration and accounting	2,177
Custodian	1,537
Shareholder servicing fees	14
Transfer agent	1,835
Trustee	137
Other	15,429
Total Liabilities	1,746,157
Net Assets	$110,664,224
Composition of Net Assets:
Capital	$58,000,122
Accumulated undistributed net investment income	304,834
Accumulated net realized gains from investment transactions	4,741,727
Net unrealized appreciation from investments	47,617,541
Net Assets	$110,664,224
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,356,855
Net Asset Value, Offering and Redemption price per share	$20.66

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Dividends	$2,003,135
Total Investment Income	2,003,135
Expenses:
Investment adviser	791,354
Administration and accounting	107,672
Chief compliance officer	4,358
Custodian	18,044
Shareholder servicing	1,146
Transfer agency	34,230
Trustee	5,629
Other	38,829
Total expenses before fee reductions	1,001,262
Fees voluntarily reduced by the transfer agent	(12,000)
Net Expenses	989,262
Net Investment Income	1,013,873
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,743,467
Change in unrealized appreciation/depreciation from investments	(754,251)
Net realized/unrealized gains (losses) from investments	6,989,216
Change in Net Assets Resulting from Operations	$8,003,089

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income	$1,013,873	$943,229
Net realized gains from investment transactions	7,743,467	687,667
Change in unrealized appreciation/depreciation from investments	(754,251)	13,074,426
Change in Net Assets Resulting from Operations	8,003,089	14,705,322
Dividends:
Net investment income	(966,299)	(881,548)
Net realized gains from investment transactions	(2,029,175)	—
Change in Net Assets Resulting from Shareholder Dividends	(2,995,474)	(881,548)
Capital Share Transactions:
Proceeds from shares issued	7,156,034	7,505,747
Dividends reinvested	2,743,713	745,746
Cost of shares redeemed	(2,651,012)	(4,820,953)
Change in Net Assets Resulting from Capital Share Transactions	7,248,735	3,430,540
Change in Net Assets	12,256,350	17,254,314
Net Assets:
Beginning of period	98,407,874	81,153,560
End of period	$110,664,224	$98,407,874
Share Transactions:
Issued	350,684	409,509
Reinvested	133,125	38,943
Redeemed	(129,194)	(262,391)
Change in shares	354,615	186,061
Accumulated undistributed net investment income	$304,834	$257,260

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.67	$16.85	$15.54	$14.46	$12.62

Investment Activities:
Net investment income	0.19	0.19	0.20	0.13	0.11
Net realized and unrealized gains from investment transactions	1.38	2.81	1.30	1.08	1.84
Total from investment activities	1.57	3.00	1.50	1.21	1.95

Dividends:
Net investment income	(0.19)	(0.18)	(0.19)	(0.13)	(0.11)
Net realized gains from investments	(0.39)	—	—	—	—
Total dividends	(0.58)	(0.18)	(0.19)	(0.13)	(0.11)

Net Asset Value, End of Period	$20.66	$19.67	$16.85	$15.54	$14.46
Total Return	8.01%	17.84%	9.76%	8.50%	15.48%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$110,664	$98,408	$81,154	$69,574	$63,463
Ratio of net expenses to average net assets	0.94%	0.94%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.96%	1.05%	1.28%	0.96%	0.85%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	0.95%	0.96%	1.01%	1.07%	1.09%
Portfolio turnover rate	19.49%	6.29%	5.69%	10.80%	14.31%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)              During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund
March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.1%)

Consumer Discretionary (15.8%)
Advance Auto Parts, Inc.	4,250	636,183
Autoliv, Inc.	4,500	529,965
Hasbro, Inc.	11,650	736,746
LKQ Corp. (a)	14,000	357,840
Nordstrom, Inc.	10,500	843,360
Omnicom Group, Inc.	13,175	1,027,387
O’Reilly Automotive, Inc. (a)	3,700	800,087
Ross Stores, Inc.	8,250	869,219
Sally Beauty Holdings, Inc. (a)	16,000	549,920
Service Corp. International	28,000	729,400
Williams Sonoma, Inc.	5,450	434,420
		7,514,527
Consumer Staples (7.9%)
Brown-Forman Corp., Class B	8,000	722,800
Campbell Soup Co.	11,925	555,109
Church & Dwight Co., Inc.	13,925	1,189,474
McCormick & Co., Inc.	8,750	674,712
Whole Foods Market, Inc.	12,000	624,960
		3,767,055
Energy (3.9%)
Cabot Oil & Gas Corp.	9,250	273,153
Dril-Quip, Inc. (a)	6,500	444,535
Energen Corp.	5,000	330,000
FMC Technologies, Inc. (a)	9,800	362,698
Oceaneering International, Inc.	8,675	467,842
		1,878,228
Financials (17.9%)
Bank of Hawaii Corp.	4,550	278,506
BOK Financial Corp.	5,425	332,119
Brown & Brown, Inc.	12,575	416,358
Chubb Corp.	4,200	424,620
Cincinnati Financial Corp.	14,500	772,560
Comerica, Inc.	10,000	451,299
Commerce Bancshares, Inc.	8,331	352,568
Cullen/Frost Bankers, Inc.	6,450	445,566
East West Bancorp, Inc.	12,450	503,726
Eaton Vance Corp.	11,550	480,942
HCC Insurance Holdings	8,300	470,361
Jones Lang LaSalle, Inc.	4,025	685,860
M&T Bank Corp.	3,450	438,150
Northern Trust Corp.	11,000	766,150
SEI Investments Co.	11,825	521,364
Signature Bank (a)	2,600	336,908
T. Rowe Price Group, Inc.	10,825	876,609
		8,553,666
Health Care (14.9%)
C.R. Bard, Inc.	5,000	836,750
DENTSPLY International, Inc.	11,900	605,591
Laboratory Corp. of America Holdings (a)	4,250	535,883
MEDNAX, Inc. (a)	7,500	543,825
Mettler-Toledo International, Inc. (a)	2,425	796,976
Quintiles Transnational Holdings, Inc. (a)	8,000	535,760
ResMed, Inc.	5,400	387,612
St. Jude Medical, Inc.	12,300	804,420
The Cooper Companies, Inc.	4,500	843,390
Varian Medical Systems, Inc. (a)	4,925	463,393
Waters Corp. (a)	5,950	739,704
		7,093,304
Industrials (15.0%)
AMETEK, Inc.	12,100	635,734
C.H. Robinson Worldwide, Inc.	3,200	234,304
CLARCOR, Inc.	6,000	396,360
Donaldson Co., Inc.	17,550	661,810
Hubbell, Inc., Class B	6,000	657,720
IDEX Corp.	6,350	481,521
Lincoln Electric Holdings, Inc.	8,425	550,911
Nordson Corp.	6,500	509,210
Rockwell Collins, Inc.	5,500	531,025
Sensata Technologies Holding NV (a)	8,950	514,178
W.W. Grainger, Inc.	3,750	884,288
Wabtec Corp.	11,700	1,111,616
		7,168,677
Information Technology (12.6%)
Amphenol Corp., Class A	9,800	577,514
Check Point Software Technologies Ltd. (a)	8,150	668,055
Citrix Systems, Inc. (a)	8,950	571,637
F5 Networks, Inc. (a)	5,000	574,700
FactSet Research Systems, Inc.	4,500	716,400
Fiserv, Inc. (a)	6,950	551,829
IPG Photonics Corp. (a)	4,225	391,658
NetApp, Inc.	10,525	373,217
Paychex, Inc.	9,650	478,785
Syntel, Inc. (a)	12,050	623,346
Teradata Corp. (a)	11,025	486,644
		6,013,785
Materials (4.4%)
AptarGroup, Inc.	13,000	825,760
Ball Corp.	7,000	494,480
International Flavors & Fragrances, Inc.	6,625	777,775
		2,098,015
Real Estate Investment Trusts (1.7%)
BioMed Realty Trust, Inc.	19,000	430,540
Digital Realty Trust, Inc.	5,500	362,780
		793,320
Utilities (4.0%)
AGL Resources, Inc.	5,725	284,246
Eversource Energy	9,391	474,433
ONE Gas, Inc.	8,425	364,213
Questar Corp.	17,575	419,340
Wisconsin Energy Corp.	7,500	371,250
		1,913,482
TOTAL COMMON STOCKS (Cost $27,804,228)		46,794,059

INVESTMENT COMPANIES (2.4%)

State Street Institutional U.S. Government
Money Market Fund, Investor Shares, 0.00% (b)	1,142,232	1,142,232
TOTAL INVESTMENT COMPANIES (Cost $1,142,232)		1,142,232

Total Investments (Cost $28,946,460) (c) — 100.5%		47,936,291
Liabilities in excess of other assets — (0.5)%		(253,865)
NET ASSETS — 100.0%		$47,682,426

(a)              Non-income producing security.

(b)              Rate disclosed is the seven day yield as of March 31, 2015.

(c)               See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015

Assets:
Investments, at fair value (cost $28,946,460)	$47,936,291
Dividends receivable	42,267
Prepaid expenses and other assets	3,170
Total Assets	47,981,728
Liabilities:
Payable for investments purchased	258,549
Accrued expenses and other liabilities:
Investment adviser	29,953
Administration and accounting	963
Custodian	692
Shareholder servicing fees	13
Transfer agent	2,498
Trustee	58
Other	6,576
Total Liabilities	299,302
Net Assets	$47,682,426
Composition of Net Assets:
Capital	$27,758,011
Accumulated undistributed net investment income	26,433
Accumulated net realized gains from investment transactions	908,151
Net unrealized appreciation from investments	18,989,831
Net Assets	$47,682,426
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,958,797
Net Asset Value, Offering and Redemption price per share	$16.12

STATEMENT OF OPERATIONS
For the year ended March 31, 2015

Investment Income:
Dividends	$587,459
Less:Foreign tax withholding	(838)
Total Investment Income	586,621
Expenses:
Investment adviser	328,016
Administration and accounting	44,926
Chief compliance officer	1,774
Custodian	7,921
Shareholder servicing	3,132
Transfer agency	35,039
Trustee	2,293
Other	21,682
Total expenses before fee reductions	444,783
Fees voluntarily reduced by the transfer agent	(5,436)
Fees contractually reduced by the investment adviser	(1,824)
Net Expenses	437,523
Net Investment Income	149,098
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	2,132,406
Change in unrealized appreciation from investments	2,988,513
Net realized/unrealized gains from investments	5,120,919
Change in Net Assets Resulting from Operations	$5,270,017

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income	$149,098	$118,280
Net realized gains from investment transactions	2,132,406	1,520,619
Change in unrealized appreciation/depreciation from investments	2,988,513	4,838,544
Change in Net Assets Resulting from Operations	5,270,017	6,477,443
Dividends:
Net investment income	(147,759)	(96,861)
Net realized gains from investment transactions	(2,011,509)	(985,115)
Change in Net Assets Resulting from Shareholder Dividends	(2,159,268)	(1,081,976)
Capital Share Transactions:
Proceeds from shares issued	2,772,357	3,133,532
Dividends reinvested	1,991,145	1,004,501
Cost of shares redeemed	(1,984,811)	(2,615,671)
Change in Net Assets Resulting from Capital Share Transactions	2,778,691	1,522,362
Change in Net Assets	5,889,440	6,917,829
Net Assets:
Beginning of period	41,792,986	34,875,157
End of period	$47,682,426	$41,792,986
Share Transactions:
Issued	177,659	228,524
Reinvested	129,295	69,420
Redeemed	(128,644)	(184,340)
Change in shares	178,310	113,604
Accumulated undistributed net investment income	$26,433	$25,094

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.03	$13.08	$12.34	$11.96	$9.44

Investment Activities:
Net investment income	0.05	0.04	0.08	0.03	0.02
Net realized and unrealized gains from investment transactions	1.82	2.30	1.01	0.78	2.73
Total from investment activities	1.87	2.34	1.09	0.81	2.75

Dividends:
Net investment income	(0.05)	(0.04)	(0.08)	(0.03)	(0.02)
Net realized gains from investments	(0.73)	(0.35)	(0.27)	(0.40)	(0.21)
Total dividends	(0.78)	(0.39)	(0.35)	(0.43)	(0.23)

Net Asset Value, End of Period	$16.12	$15.03	$13.08	$12.34	$11.96
Total Return	12.65%	18.02%	9.20%	7.24%	29.32%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$47,682	$41,793	$34,875	$29,224	$27,276
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.34%	0.30%	0.68%	0.30%	0.25%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.02%	1.01%	1.08%	1.19%	1.20%
Portfolio turnover rate	15.76%	16.09%	16.44%	19.01%	18.58%

(a)                                 During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.2%)

Consumer Discretionary (14.3%)
Bright Horizons Family Solutions, Inc. (a)	725	37,171
Cheesecake Factory, Inc.	1,100	54,263
Choice Hotels International, Inc.	925	59,264
Dorman Products, Inc. (a)	1,050	52,237
DSW, Inc., Class A	1,375	50,710
Gentherm, Inc. (a)	950	47,985
Interval Leisure Group	1,175	30,797
Service Corp. International	3,175	82,709
Sotheby’s	600	25,356
Tenneco, Inc. (a)	750	43,065
Texas Roadhouse, Inc.	1,850	67,395
Tumi Holdings, Inc. (a)	2,050	50,143
Tupperware Brands Corp.	350	24,157
Vitamin Shoppe, Inc. (a)	1,200	49,428
Williams Sonoma, Inc.	450	35,870
Wolverine World Wide, Inc.	1,750	58,538
		769,088
Consumer Staples (2.8%)
Flowers Foods, Inc.	2,625	59,692
United Natural Foods, Inc. (a)	825	63,558
WhiteWave Food Co., Class A (a)	625	27,713
		150,963
Energy (2.5%)
Dril-Quip, Inc. (a)	350	23,937
Forum Energy Technologies, Inc. (a)	2,100	41,160
Oceaneering International, Inc.	825	44,491
RPC, Inc.	2,150	27,542
		137,130
Financials (18.5%)
Artisan Partners Asset Management, Inc.	950	43,187
Bank of Hawaii Corp.	1,000	61,210
BOK Financial Corp.	325	19,897
Brown & Brown, Inc.	1,225	40,560
Cohen & Steers, Inc.	775	31,736
Commerce Bancshares, Inc.	1,017	43,039
Cullen/Frost Bankers, Inc.	350	24,178
East West Bancorp, Inc.	2,075	83,954
Eaton Vance Corp.	1,250	52,050
Encore Capital Group, Inc. (a)	1,450	60,306
HCC Insurance Holdings	1,100	62,337
Jones Lang LaSalle, Inc.	625	106,500
LPL Financial Holdings, Inc.	575	25,220
MarketAxess Holdings, Inc.	900	74,610
SEI Investments Co.	1,625	71,645
Signature Bank (a)	550	71,268
SVB Financial Group (a)	550	69,872
Texas Capital Bancshares, Inc. (a)	575	27,974
UMB Financial Corp.	450	23,801
		993,344
Health Care (14.5%)
Air Methods Corp. (a)	875	40,766
Anika Therapeutics, Inc. (a)	950	39,112
Bio-Reference Labs, Inc. (a)	1,525	53,741
Bruker Corp. (a)	2,250	41,558
Centene Corp. (a)	775	54,785
Cyberonics, Inc. (a)	350	22,722
DENTSPLY International, Inc.	1,000	50,890
Haemonetics Corp. (a)	800	35,936
MEDNAX, Inc. (a)	825	59,821
Mettler-Toledo International, Inc. (a)	225	73,946
Quintiles Transnational Holdings, Inc. (a)	600	40,182
STERIS Corp.	1,025	72,027
The Cooper Companies, Inc.	400	74,967
Thoratec Corp. (a)	1,200	50,268
West Pharmaceutical Services, Inc.	1,175	70,747
		781,468
Industrials (15.7%)
Applied Industrial Technologies	900	40,806
Chart Industries, Inc. (a)	725	25,429
CLARCOR, Inc.	750	49,545
Donaldson Co., Inc.	1,450	54,680
Franklin Electric Co., Inc.	1,000	38,140
Genesee & Wyoming, Inc., Class A (a)	550	53,042
Hub Group, Inc., Class A (a)	800	31,432
Hubbell, Inc., Class B	400	43,848
IDEX Corp.	525	39,811
Lincoln Electric Holdings, Inc.	675	44,138
Lindsay Manufacturing Co.	325	24,781
Middleby Corp. (a)	625	64,156
Nordson Corp.	800	62,672
Sensata Technologies Holding NV (a)	1,100	63,195
UniFirst Corp.	500	58,845
Valmont Industries, Inc.	325	39,936
Wabtec Corp.	950	90,260
Watts Water Technologies, Inc., Class A	399	21,957
		846,673
Information Technology (15.6%)
Blackbaud, Inc.	625	29,613
Coherent, Inc. (a)	375	24,360
CommVault Systems, Inc. (a)	725	31,683
F5 Networks, Inc. (a)	400	45,976
FactSet Research Systems, Inc.	375	59,699
InterDigital, Inc.	725	36,787
IPG Photonics Corp. (a)	1,000	92,700
Mellanox Technologies Ltd. (a)	875	39,673
Plantronics, Inc.	975	51,626
Polycom, Inc. (a)	2,650	35,510
Power Integrations, Inc.	475	24,738
SolarWinds, Inc. (a)	950	48,678
Solera Holdings, Inc.	475	24,539
Synaptics, Inc. (a)	400	32,522
Syntel, Inc. (a)	1,725	89,234
Teradata Corp. (a)	1,150	50,761
Ubiquiti Networks, Inc.	2,150	63,532
WEX, Inc. (a)	550	59,048
		840,679
Materials (6.2%)
AptarGroup, Inc.	975	61,932
Calgon Carbon Corp.	2,725	57,416
Commercial Metals Co.	1,850	29,952
International Flavors & Fragrances, Inc.	625	73,374
Minerals Technologies, Inc.	950	69,445
Silgan Holdings, Inc.	675	39,238
		331,357
Real Estate Investment Trusts (3.6%)
BioMed Realty Trust, Inc.	1,725	39,089
CoreSite Realty Corp.	700	34,076
Digital Realty Trust, Inc.	850	56,066
Tanger Factory Outlet Centers, Inc.	1,900	66,822
		196,053
Utilities (4.5%)
AGL Resources, Inc.	900	44,685
American States Water Co.	1,200	47,868
New Jersey Resources Corp.	900	27,954
ONE Gas, Inc.	1,375	59,441
Questar Corp.	2,600	62,036
		241,984
TOTAL COMMON STOCKS (Cost $3,991,343)		5,288,739

INVESTMENT COMPANIES (1.8%)

State Street Institutional U.S. Government Money
Market Fund, Investor Shares, 0.00% (b)	95,058	95,058
TOTAL INVESTMENT COMPANIES (Cost $95,058)		95,058

Total Investments (Cost $4,086,401) (c) — 100.0%		5,383,797
Other assets in excess of liabilities — 0.0%		2,319
NET ASSETS — 100.0%		$5,386,116

(a)     Non-income producing security.

(b)     Rate disclosed is the seven day yield as of March 31, 2015.

(c)     See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at fair value (cost $4,086,401)	$5,383,797
Dividends receivable	2,916
Receivable from the investment adviser	846
Prepaid expenses and other assets	1,935
Total Assets	5,389,494
Liabilities:
Accrued expenses and other liabilities:
Administration and accounting	158
Custodian	149
Transfer agent	2,319
Trustee	7
Other	745
Total Liabilities	3,378
Net Assets	$5,386,116
Composition of Net Assets:
Capital	$3,972,768
Accumulated undistributed net investment income	3,651
Accumulated net realized gains from investment transactions	112,301
Net unrealized appreciation from investments	1,297,396
Net Assets	$5,386,116
Shares outstanding (par value $0.01, unlimited number of shares authorized)	392,508
Net Asset Value, Offering and Redemption price per share	$13.72

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Dividends	$52,417
Total Investment Income	52,417
Expenses:
Investment adviser	36,195
Administration and accounting	5,541
Chief compliance officer	199
Custodian	1,773
Transfer agency	33,359
Trustee	258
Other	6,058
Total expenses before fee reductions	83,383
Fees voluntarily reduced by the transfer agent	(5,436)
Fees contractually reduced by the investment adviser	(29,670)
Net Expenses	48,277
Net Investment Income	4,140
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	162,582
Change in unrealized appreciation from investments	213,128
Net realized/unrealized gains from investments	375,710
Change in Net Assets Resulting from Operations	$379,850

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income (loss)	$4,140	$(3,177)
Net realized gains from investment transactions	162,582	563,030
Change in unrealized appreciation/depreciation from investments	213,128	363,670
Change in Net Assets Resulting from Operations	379,850	923,523
Dividends:
Net investment income	(1,747)	—
Net realized gains from investment transactions	(264,517)	(324,784)
Change in Net Assets Resulting from Shareholder Dividends	(266,264)	(324,784)
Capital Share Transactions:
Proceeds from shares issued	600,028	446,894
Dividends reinvested	254,275	309,697
Cost of shares redeemed	(389,915)	(1,266,203)
Change in Net Assets Resulting from Capital Share Transactions	464,388	(509,612)
Change in Net Assets	577,974	89,127
Net Assets:
Beginning of period	4,808,142	4,719,015
End of period	$5,386,116	$4,808,142
Share Transactions:
Issued	45,724	35,059
Reinvested	19,850	23,623
Redeemed	(29,591)	(93,739)
Change in shares	35,983	(35,057)
Accumulated undistributed net investment income	$3,651	$1,487

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the
	ended	ended	ended	period ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012 (a)

Net Asset Value, Beginning of Period	$13.49	$12.05	$11.09	$10.00

Investment Activities:
Net investment income (loss)	0.01	(0.01)	0.04	—
Net realized and unrealized gains from investment transactions	0.97	2.40	1.05	1.09
Total from investment activities	0.98	2.39	1.09	1.09

Dividends:
Net investment income	—	—	(0.05)	—
Net realized gains from investments	(0.75)	(0.95)	(0.08)	—
Total dividends	(0.75)	(0.95)	(0.13)	—

Net Asset Value, End of Period	$13.72	$13.49	$12.05	$11.09
Total Return	7.69%	20.05%	10.00%	10.96	%(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$5,386	$4,808	$4,719	$3,605
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets	0.09%	(0.06)%	0.37%	0.03	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (d)	1.73%	1.59%	2.02%	2.18	%(c)
Portfolio turnover rate	33.07%	35.97%	33.83%	12.14	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)     Commencement of operations on November 30, 2011.

(b)     Not annualized for periods less than one year.

(c)     Annualized for periods less than one year.

(d)     During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund
March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.1%)

Consumer Discretionary (14.6%)
Bright Horizons Family Solutions, Inc. (a)	60,000	3,076,200
Cheesecake Factory, Inc.	102,000	5,031,660
Choice Hotels International, Inc.	80,000	5,125,600
Dorman Products, Inc. (a)	105,000	5,223,750
DSW, Inc., Class A	140,000	5,163,200
Gentherm, Inc. (a)	114,000	5,758,140
Hibbett Sports, Inc. (a)	60,000	2,943,600
Interval Leisure Group	154,000	4,036,340
Sotheby’s	60,000	2,535,600
Tenneco, Inc. (a)	82,000	4,708,440
Texas Roadhouse, Inc.	127,000	4,626,610
Tumi Holdings, Inc. (a)	189,000	4,622,940
Tupperware Brands Corp.	42,000	2,898,840
Vitamin Shoppe, Inc. (a)	90,000	3,707,100
Wolverine World Wide, Inc.	142,000	4,749,900
		64,207,920
Consumer Staples (3.5%)
Darling International, Inc. (a)	114,000	1,597,140
Flowers Foods, Inc.	210,000	4,775,400
The Chefs’ Warehouse, Inc. (a)	119,000	2,669,170
United Natural Foods, Inc. (a)	80,000	6,163,200
		15,204,910
Energy (3.1%)
Dril-Quip, Inc. (a)	47,000	3,214,330
Forum Energy Technologies, Inc. (a)	249,000	4,880,400
Geospace Technologies Corp. (a)	79,000	1,304,290
Natural Gas Services Group, Inc. (a)	95,000	1,825,900
RPC, Inc.	185,000	2,369,850
		13,594,770
Financials (16.6%)
Artisan Partners Asset Management, Inc.	94,000	4,273,240
Bank of Hawaii Corp.	146,000	8,936,660
BBCN Bancorp, Inc.	308,000	4,456,760
Cohen & Steers, Inc.	128,000	5,241,600
Commerce Bancshares, Inc.	104,000	4,401,280
Dime Community Bancshares, Inc.	129,000	2,076,900
Eagle Bancorp, Inc. (a)	70,000	2,688,000
Encore Capital Group, Inc. (a)	159,000	6,612,810
First NBC Bank Holding Co. (a)	87,000	2,869,260
HFF, Inc., Class A	123,000	4,617,420
Independent Bank Corp.	85,000	3,728,950
Infinity Property & Casualty Corp.	24,834	2,037,630
MarketAxess Holdings, Inc.	87,000	7,212,300
Texas Capital Bancshares, Inc. (a)	56,000	2,724,400
Tompkins Financial Corp.	28,000	1,507,800
Trustmark Corp.	105,000	2,549,400
UMB Financial Corp.	67,000	3,543,630
Umpqua Holdings Corp.	221,000	3,796,780
		73,274,820
Health Care (14.5%)
Air Methods Corp. (a)	97,000	4,519,230
Anika Therapeutics, Inc. (a)	95,000	3,911,150
Bio-Reference Labs, Inc. (a)	176,000	6,202,240
Bio-Techne Corp.	22,000	2,206,380
Bruker Corp. (a)	218,000	4,026,460
Cantel Medical Corp.	68,000	3,230,000
Computer Programs & Systems, Inc.	77,000	4,178,020
CorVel Corp. (a)	36,000	1,238,760
Cyberonics, Inc. (a)	45,000	2,921,400
Haemonetics Corp. (a)	108,000	4,851,360
ICU Medical, Inc. (a)	24,000	2,235,360
IPC The Hospitalist Co. (a)	68,000	3,171,520
STERIS Corp.	91,000	6,394,570
Thoratec Corp. (a)	127,000	5,320,030
West Pharmaceutical Services, Inc.	155,000	9,332,550
		63,739,030
Industrials (14.2%)
Applied Industrial Technologies	105,000	4,760,700
Chart Industries, Inc. (a)	91,000	3,191,825
CLARCOR, Inc.	120,000	7,927,200
ESCO Technologies, Inc.	90,000	3,508,200
Franklin Electric Co., Inc.	151,000	5,759,140
Herman Miller, Inc.	152,000	4,219,520
Hub Group, Inc., Class A (a)	138,000	5,422,020
Lindsay Manufacturing Co.	41,000	3,126,250
Team, Inc. (a)	99,000	3,859,020
Tennant Co.	95,000	6,210,150
UniFirst Corp.	64,000	7,532,160
Valmont Industries, Inc.	27,000	3,317,760
Watts Water Technologies, Inc., Class A	64,000	3,521,920
		62,355,865
Information Technology (17.1%)
Blackbaud, Inc.	92,000	4,358,960
Coherent, Inc. (a)	42,000	2,728,320
CommVault Systems, Inc. (a)	82,000	3,583,400
InterDigital, Inc.	62,000	3,145,880
IPG Photonics Corp. (a)	60,000	5,562,000
Mellanox Technologies Ltd. (a)	130,000	5,894,200
Plantronics, Inc.	128,000	6,777,600
Polycom, Inc. (a)	303,000	4,060,200
Power Integrations, Inc.	84,000	4,374,720
SolarWinds, Inc. (a)	128,000	6,558,720
Solera Holdings, Inc.	64,000	3,306,240
Synaptics, Inc. (a)	55,000	4,471,775
Syntel, Inc. (a)	170,000	8,794,100
Ubiquiti Networks, Inc.	180,000	5,319,000
WEX, Inc. (a)	60,000	6,441,600
		75,376,715
Materials (5.9%)
AptarGroup, Inc.	67,000	4,255,840
Calgon Carbon Corp.	190,000	4,003,300
Commercial Metals Co.	150,000	2,428,500
Minerals Technologies, Inc.	75,000	5,482,500
Quaker Chemical Corp.	69,000	5,909,160
Silgan Holdings, Inc.	65,000	3,778,450
		25,857,750
Real Estate Investment Trusts (5.1%)
BioMed Realty Trust, Inc.	147,000	3,331,020
CoreSite Realty Corp.	129,000	6,279,720
DuPont Fabros Technology, Inc.	204,000	6,666,720
Tanger Factory Outlet Centers, Inc.	170,000	5,978,900
		22,256,360
Utilities (4.5%)
American States Water Co.	100,000	3,989,000
New Jersey Resources Corp.	106,000	3,292,360
ONE Gas, Inc.	150,000	6,484,500
Questar Corp.	245,000	5,845,700
		19,611,560
TOTAL COMMON STOCKS (Cost $342,989,470)		435,479,700

INVESTMENT COMPANIES (0.6%)

State Street Institutional U.S. Government
Money Market Fund, Investor Shares, 0.00% (b)	2,840,430	2,840,430
TOTAL INVESTMENT COMPANIES (Cost $2,840,430)		2,840,430

Total Investments (Cost $345,829,900) (c) — 99.7%		438,320,130
Other assets in excess of liabilities — 0.3%		1,361,158
NET ASSETS — 100.0%		$439,681,288

(a)     Non-income producing security.

(b)     Rate disclosed is the seven day yield as of March 31, 2015.

(c)     See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015

Assets:
Investments, at fair value (cost $345,829,900)	$438,320,130
Dividends receivable	386,685
Receivable for investments sold	1,403,272
Receivable for capital shares issued	46,919
Prepaid expenses and other assets	18,132
Total Assets	440,175,138
Liabilities:
Payable for investments purchased	31,509
Payable for capital shares redeemed	57,871
Accrued expenses and other liabilities:
Investment adviser	273,432
Administration and accounting	8,423
Custodian	6,198
Shareholder servicing fees	48,788
Transfer agent	2,953
Trustee	547
Other	64,129
Total Liabilities	493,850
Net Assets	$439,681,288
Composition of Net Assets:
Capital	$317,273,506
Accumulated undistributed net investment income	563,027
Accumulated net realized gains from investment transactions	29,354,525
Net unrealized appreciation from investments	92,490,230
Net Assets	$439,681,288
Shares outstanding (par value $0.01, unlimited number of shares authorized)	28,922,528
Net Asset Value, Offering and Redemption price per share	$15.20

STATEMENT OF OPERATIONS
For the year ended March 31, 2015

Investment Income:
Dividends	$5,543,730
Total Investment Income	5,543,730
Expenses:
Investment adviser	3,565,992
Administration and accounting	483,963
Chief compliance officer	20,247
Custodian	77,595
Shareholder servicing	578,259
Transfer agency	41,951
Trustee	26,446
Other	176,176
Total expenses before fee reductions	4,970,629
Fees voluntarily reduced by the transfer agent	(5,436)
Fees contractually reduced by the investment adviser	(213,139)
Net Expenses	4,752,054
Net Investment Income	791,676
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	47,957,282
Change in unrealized appreciation/depreciation from investments	(34,259,948)
Net realized/unrealized gains (losses) from investments	13,697,334
Change in Net Assets Resulting from Operations	$14,489,010

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the year
	For the year	ended
	ended	March 31,
	March 31, 2015	2014 (a)

Investment Activities:
Operations:
Net investment income	$791,676	$82,430
Net realized gains from investment transactions	47,957,282	44,722,535
Change in unrealized appreciation/depreciation from investments	(34,259,948)	44,209,598
Change in Net Assets Resulting from Operations	14,489,010	89,014,563
Dividends:
Net investment income	(386,517)	(7,906)
Net realized gains from investment transactions	(31,345,842)	(37,756,330)
Change in Net Assets Resulting from Shareholder Dividends	(31,732,359)	(37,764,236)
Capital Share Transactions:
Proceeds from shares issued	13,576,896	18,075,410
Proceeds from shares issued in subscription in-kind (a)	—	7,967,662
Dividends reinvested	31,322,227	36,480,688
Cost of shares redeemed	(124,266,848)	(79,799,529)
Cost of shares redeemed in redemption in-kind (a)	—	(471,351)
Change in Net Assets Resulting from Capital Share Transactions	(79,367,725)	(17,747,120)
Change in Net Assets	(96,611,074)	33,503,207
Net Assets:
Beginning of period	536,292,362	502,789,155
End of period	$439,681,288	$536,292,362
Share Transactions:
Issued	907,477	1,173,966
Issued in subscriptions in-kind (a)	—	507,818
Reinvested	2,178,180	2,329,546
Redeemed	(8,264,667)	(5,162,578)
Redeemed in redemption in-kind (a)	—	(28,515)
Change in shares	(5,179,010)	(1,179,763)
Accumulated undistributed net investment income	$563,027	$245,887

Amounts designated as “—” are $0 or have been rounded to $0.

(a)     See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.73	$14.25	$13.24	$14.00	$11.52

Investment Activities:
Net investment income	0.03	—	0.05	0.01	0.02
Net realized and unrealized gains from investment transactions	0.51	2.66	1.43	0.20	2.91
Total from investment activities	0.54	2.66	1.48	0.21	2.93

Dividends:
Net investment income	(0.01)	—	(0.05)	(0.01)	(0.03)
Net realized gains from investments	(1.06)	(1.18)	(0.42)	(0.96)	(0.42)
Total dividends	(1.07)	(1.18)	(0.47)	(0.97)	(0.45)

Net Asset Value, End of Period	$15.20	$15.73	$14.25	$13.24	$14.00
Total Return	3.81%	18.74%	11.61%	2.35%	25.78%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$439,681	$536,292	$502,789	$328,009	$268,237
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.17%	0.02%	0.38%	0.05%	0.15%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.05%	1.07%	0.99%	1.09%	1.12%
Portfolio turnover rate	28.62%	34.50%	33.34%	30.99%	35.54%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)                                 During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

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Environmental, Social and Governance Research and Action Update (Unaudited)

Calling climate change the “defining challenge of our generation,” Secretary of State John Kerry announced on March 31st the submission of the United States’ Intended Nationally Determined Contribution (INDC) to the United Nations Framework Convention on Climate Change—a pledge to cut greenhouse gas (GHG) emissions 26-28% below 2005 levels by 2025. This commitment is consistent with the U.S. reaching reductions of 80% by 2050, the contribution needed to help keep global temperature rise below 2 degrees Celsius and avoid the most devastating consequences of climate change. Beginning November 30th, the UN Climate Conference will meet in Paris with the objective of establishing a climate agreement with global and country-specific GHG reduction targets.

Climate Change Engagement

Businesses must embrace and support the political commitments through GHG emissions reduction targets that are similarly based in climate science. Walden’s shareholder engagement encouraging robust corporate responses to climate change remains a top priority. We are pleased to report ongoing progress at a number of client portfolio companies, often through collaboration with other investors and the efforts of focused NGO (non-governmental organization) campaigns.

Financial services company BB&T agreed to publish a sustainability report beginning in 2016 that will describe its energy efficiency initiatives and alternative energy financing. BB&T plans to utilize the CDP climate questionnaire to guide reporting and gather data for consideration in future goal-setting and progress measurement. CDP is an NGO that works with institutional investors and companies to encourage strong and transparent corporate responses to climate change. Retailer Costco committed to resume CDP climate change disclosure, include climate science context in its energy use reporting, and keep GHG emissions growth below sales growth over the next 5 years. Walden and a small group of investors met with CEO Craig Jelinek and other executives at Costco’s headquarters, where we introduced a representative of Rocky Mountain Institute and discussed opportunities for the company to expand energy efficiency measures and renewable energy procurement. Lincoln Electric reported that progress on data collection has it on track to include long-term GHG goals on its website by year-end. PepsiCo told Walden that its next generation GHG goals would be science-based as well as more explicit about climate change impacts and opportunities throughout the supply chain.

Advances by International Flavors & Fragrances (IFF) and Sysco toward sustainable palm oil procurement will help prevent the destruction of carbon absorbing forests and peatlands in Indonesia and Malaysia, which until recently was standard practice in the industry. After having mapped its supply chain, IFF is in the final stages of developing a sourcing policy that will require 100% certification of palm oil by 2020 and annual reporting of progress. Sysco similarly traced part of its supply chain, and with assistance from The Forest Trust, an expert NGO, is on track to announce its palm oil procurement policy and implementation plans in the coming months.

Corporate Governance Engagement

Lobbying Transparency: For several years, AFSCME and Walden have coordinated an investor campaign to strengthen disclosure and oversight of corporate lobbying practices, including indirect activity through trade associations or tax-exempt organizations that promote model legislation. Enhanced accountability helps investors assess the consistency of companies’ expressed policies with their public policy advocacy to determine if lobbying activities are in the long-term best interests of shareholders or a source of potential business risk (e.g. reputational risk). According to AFSCME, approximately 35 companies have improved their lobbying disclosure. In the current proxy season, 65 investors, including state and city pension funds, have filed lobbying disclosure resolutions at more than 50 companies. Voting support of 39.8% on a resolution at portfolio company Emerson Electric is testimony of broad interest in improved lobbying disclosure.

Sustainability Reporting: Comprehensive sustainability reporting that includes meaningful environmental, social, and governance (ESG) metrics and goals helps investors and other stakeholders understand how companies manage and measure ESG risks and opportunities. When company outreach and dialogues prove ineffective, Walden may file shareholder resolutions to encourage greater accountability on ESG management and performance. To date, ESG reporting resolutions for 2015 annual general meetings have received unusually strong voting support: Clarcor; if abstentions are included, a majority did not support management); Commercial Metals; Emerson Electric; and ESCO Technologies. With this strong backing from investors, Walden hopes future conversations with these companies will be more fruitful.

The equities of the companies in bold-face above were holdings of one or more of the Walden Funds as of March 31, 2015, or have since been acquired by the Fund(s).

Other Corporate Governance: In January, Apache told Walden of its plan to split the CEO and Board Chair positions after recently retired CEO Steve Farris leaves the Chairman role in May. Walden has long advocated for separating the two roles at portfolio companies to foster independent board oversight of management. Cohen & Steers amended its corporate governance guidelines and nominating charter to add gender, race, and ethnicity as factors considered in director nominations.

Over our 40-year history as engaged investors, we have worked to forge constructive partnerships with companies that bring meaning to Walden’s tagline and goal of “advancing sustainable business practices.” We were delighted to receive personal 40th anniversary congratulations and affirmation from PepsiCo CEO Indra Nooyi, who told us: “We greatly appreciate your support and partnership over the years and have benefitted from your valuable insights on political spending, lobbying disclosure, Board leadership disclosure, and sustainability matters. The feedback we have received from you and other stakeholders has informed our decisions and strategy.”

Walden continues to aim for significant positive impact and we are pleased that early results in 2015 presage another productive year.

Business Leads the Way on LGBT Equality

Arkansas headquartered Wal-Mart, a beacon of controversy for critics who denounce poverty level wages, has recently become a beacon of another sort. Speaking via Twitter against the state’s Religious Freedom Restoration Act that would have enabled discrimination against lesbian, gay, bisexual, and transgender (LGBT) citizens, CEO Doug McMillon said the bill “threatens to undermine the spirit of inclusion present through the state of Arkansas and does not reflect the values we proudly uphold.” McMillon further stated, “Every day, in our stores, we see firsthand the benefits diversity and inclusion have on our associates, customers and communities we serve…For these reasons, we are asking Governor Hutchinson to veto this legislation.” Walden applauds Wal-Mart’s exemplary public stand.

While a broad-based public backlash against a similar law enacted in Indiana helped pave the way for Governor Hutchinson to send the bill back to state legislators for a fix earlier this month, the consensus view is that when business speaks, politicians listen. In the case of LGBT rights, companies have often been more proactive than legislators, and Walden has worked hard to encourage positive corporate practices that can serve as role models for reluctant politicians.

Since 2000, Walden has written letters, engaged in dialogues, or filed shareholder proposals with over 100 companies regarding workplace equality for LGBT individuals. A substantive number of these companies ultimately improved their equal employment opportunity (EEO) policies by making them more publicly accessible or expanding policies to explicitly include protective language for sexual orientation and gender identity. In the past three years alone, Walden has engaged with 35 companies and 32 of them made the desired improvements. Walden’s ultimate goal is for all client portfolio companies to have inclusive non-discrimination policies that are easily accessible to current and prospective employees.

In 2014 and early 2015, Walden has seen continued progress even while most of the companies engaged have been located in states that are typically less supportive of LGBT equality. InterDigital, MarketAxess, and UMB Financial have published their EEO policies to their websites, and Texas Capital Bancshares added sexual orientation and gender identity to its policy. Franklin Electric increased the transparency of its EEO policy and also amended its medical benefits plan to offer spousal and dependent coverage to employees in state recognized same-sex unions. Moreover, resolutions filed for 2015 annual meetings at Cullen/Frost Bankers, Expeditors International, First NBC Bank, IDEX Corporation, and Syntel have been withdrawn upon the companies agreeing to improve the inclusivity and visibility of their non-discrimination policies.

Walden is also pleased to partner with and support the efforts of clients working to make a positive impact on this issue. Pride Foundation, a regional community foundation focused on advancing equality for the LGBT community in the Northwest, led resolutions at nine companies for the 2015 proxy season and has seen similar success.

LGBT rights are a matter of social justice and good business. We believe companies that ensure a respectful and supportive atmosphere for all employees enhance long-term shareholder value. Employment discrimination on the basis of sexual orientation and gender identity diminishes employee morale and productivity. Further, inclusive and public EEO policies help companies avoid costly discrimination litigation and reputation damage, all while enabling the company to attract employees from the broadest possible talent pool.

Kudos to Wal-Mart and other companies such as Apple, EMC, and many more that are publicly making the case for equality. Their voices help galvanize needed changes in public policy.

The information contained herein has been prepared from sources and data we believe to be reliable, but we make no guarantee as to its adequacy, accuracy, timeliness, or completeness. We cannot and do not guarantee the suitability or profitability of any particular investment. No information herein is intended as an offer or solicitation of an offer to sell or buy, or as a sponsorship of any company, security, or fund. Neither Walden nor any of its contributors makes any representations about the suitability of the information contained herein. Opinions expressed herein are subject to change without notice.

The equities of the companies in bold-face above were holdings of one or more of the Walden Funds as of March 31, 2015, or have since been acquired by the Fund(s).

Walden Asset Management Fund

Walden Equity Fund

March 31, 2015

William H. Apfel, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The investment objective of the Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The investment objective of the Walden Equity Fund is to seek long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Walden Asset Management Fund returned 7.00% for the year ended March 31, 2015, once again benefitting from a high allocation to equities. Equity segment results, like the total return of the Walden Equity Fund, fell short of the 12.73% gain registered by the S&P 500 Index. For the 12-month period, the Walden Equity Fund had a total return of 8.13%.

As we experienced during the past fiscal year, and at various times in periods prior, good financial metrics for companies do not always assure strong equity market returns. Valuations matter. We believe that for some companies and market segments, valuations have reached unsustainable levels. At about 18x trailing earnings for the S&P 500, the market in aggregate is also no longer cheap. Rising valuations are thus unlikely to contribute much to future returns. We believe that over the long term, stock prices will track earnings growth, and investor returns will be supplemented by any dividends paid. In a world of low inflation and skimpy interest rates, this is still a satisfying prospect. In contrast, high-quality bonds are an appropriate component of a balanced fund primarily because they offer a measure of protection against the most adverse equity market outcomes.

As has been the case for much of the past three years, healthcare stocks posted the strongest returns for the year. Both Funds hold a full market weight in this sector, but our selections lagged the sector average. Several of the best performing healthcare stocks could be found among biotechnology and pharmaceutical companies to which we have little direct exposure. While many of these companies have produced extraordinary new medicines and promise to deliver therapies for devastating diseases, most are speculatively valued and dependent on future clinical successes that are difficult to predict. Taken as a whole, we expect investors will ultimately be disappointed as the financial returns these companies produce fail to justify their valuations. Our discipline requires us to avoid such investments despite the inevitable periods when investor enthusiasm drives their stock prices higher. Meanwhile, we continue to find ample investment opportunities in this sector that meet our financial criteria and that we judge to be fairly valued. Among these are companies that provide support to the drug discovery industry in the form of research tools and clinical testing expertise.*

Decisions regarding energy sector allocation and stock selection were critical in determining investment results for the year, as well. While both Funds were underweighted in this sector, portfolio holdings fell more than the sector index, offsetting the allocation advantage. This outcome is certainly disappointing given our intention to maintain lower than market exposure to commodity price risks as well as our expectation that carbon pricing will ultimately challenge the business models of those producers less inclined to plan for the risks associated with climate change. However, the quick drop in oil prices during the second half of calendar 2014 inevitably favored the stocks of the largest, most diversified, and most financially secure energy companies. Most prominent among these are ExxonMobil and Chevron, neither of which is held in either Fund.*

Outlook & Strategy

March 2015 marks the six year anniversary of the bull market. Indices of large-cap stocks have roughly tripled in that time. With the memory of the financial crisis now distant, investor appetite for risk has sharply increased. Given today’s low level of interest rates and inflation, we do not believe aggregate valuations are excessive. Clearly, however, the share of stocks that are speculatively valued is rising. Despite the temptation to follow the trend, we are staying true to our valuation discipline and our focus on companies with solid financial underpinnings. If equity markets rise rapidly in the short run, widely outpacing earnings growth, equity segment returns are likely to trail market averages. We believe, however, that our investment discipline will prove rewarding over the long term and could provide a measure of protection when investors turn their attention to the risks inherent in equity investing.

Within the Walden Asset Management Fund, bonds present a very different investment challenge. We have held the view that at recent low yields, high-quality bonds should be treated like an insurance policy against a poor outcome for stocks, rather than as an attractive, standalone investment category. In fact, bond yields have declined as stocks have risen. This reflects, in our judgment, the paltry yields available for global fixed income investors due to weak growth and near zero inflation in most non-U.S. developed markets. While we expect this economic environment to persist, fixed income investments remain unappealing in all but the most adverse market scenarios. Accordingly, the bond allocation remains close to its lower limit. Shareholders should therefore anticipate that overall portfolio risk has also increased and fluctuations in value may be greater than in past periods.*

*                 Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Asset Management Fund
Walden Equity Fund
March 31, 2015

	For the year ended 3/31/15
	Annualized
	1 Year	5 Years	10 Years
Walden Asset Management Fund(1)	7.00%	9.21%	5.84%
Walden Equity Fund(1)	8.13%	12.08%	7.27%
S&P 500 Index	12.73%	14.47%	8.01%
Barclays U.S. Government/Credit Bond Index	5.86%	4.75%	4.96%
Citigroup 90-Day U.S. Treasury Bill Index	0.03%	0.07%	1.41%
Morningstar U.S. Open-End Moderate Allocation Funds Average	5.89%	8.47%	5.75%

Hypothetical Growth of a $100,000 Investment

The charts represent a 10-year hypothetical $100,000 investment in the Walden Asset Management Fund and Walden Equity Fund, and represents the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Asset Management Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index or an average.

Walden Asset Management Fund

Fund Net Asset Value:	$15.96
Gross Expense Ratio(1):	1.05%

Walden Equity Fund

Fund Net Asset Value:	$18.55
Gross Expense Ratio(1):	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Funds’ Gross Expense Ratio is from the most recent prospectus, dated August 1, 2014. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Walden Asset Management Fund’s and the Walden Equity Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of March 31, 2015 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2015 and may be terminated thereafter.

Walden Midcap Fund

March 31, 2015

Stephen J. Amyouny, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Walden Midcap Fund posted a total return of 12.25% for the year ended March 31, 2015, trailing the total return of 13.68% for the Russell Midcap® Index return. All sectors posted positive returns with one glaring exception: energy. Energy stocks fell sharply in response to the substantial decline (approximately 50%) in oil prices following their peak in mid-2014. Although the selloff among energy stocks detracted from overall market (and Fund) results, the decline in energy prices was a clear positive for many corporations (lower fuel/energy costs) and consumers (higher discretionary income). Several companies within the Consumer Discretionary sector benefited from this trend. These companies included Hasbro, Ross Stores, O’Reilly Automotive, Autoliv, and Sally Beauty.*

Recent economic data has confirmed that the U.S. economy continues to improve with solid GDP† growth, unemployment at a post-recession low rate of 5.5%, and rising consumer confidence. In addition to this economic progress, interest rates remain historically low, inflation is well contained, and energy prices remain depressed— the last of which has contributed to increasing discretionary spending among consumers. Perhaps most importantly, however, this economic landscape has shown no signs of rapid acceleration, thus allowing the Fed to maintain its highly accommodative monetary policy. Thus, as a result of the confluence of these factors—modest economic growth, low interest rates, contained wage costs, and depressed energy prices—it remains a very positive environment for corporations. As such, corporate profits have continued to grow at a pace sufficient to support higher equity prices.

Portfolio Strategy

Although corporate profits have improved substantially from the depths of the financial crisis approximately six years ago and equity prices have considerably appreciated in response, equity valuations have expanded even more rapidly and now stand at a post-recession high. In light of present interest rates and inflation, we do not find these valuations excessive or even unreasonable; however, we cannot count on, nor do we expect valuations to expand further from current levels. Thus, corporate profits must continue to rise in order to drive equity prices higher. Accordingly, we remain focused on identifying and investing in reasonably valued, higher quality companies with attractive long-term growth prospects.

In particular, we continue to find good value within the financial services, industrial, energy, and information technology sectors. Within financials, the Fund owns several regional banks with strong customer franchises, solid financials, and reasonable valuations. Although banks have broadly improved their capital bases and reduced their financial leverage in recent years, the low interest rate environment has pressured their profit margins and returns on equity. We believe that banks will benefit from rising interest rates and continued economic growth. They also have minimal direct exposure to some of the aforementioned international issues and currency headwinds. On the other hand, industrial and energy companies have underperformed the broader market due to global economic concerns, the strengthening of the U.S. dollar, and general malaise within the energy markets. As a result, valuations reflect only modest growth expectations, thereby presenting opportunities for patient, long-term investors. Within the technology sector, investors have been attracted to the higher growth prospects of innovative young companies in emerging segments of the market (e.g. social media, internet, and cloud computing) with less-than-certain future prospects. Our investment approach remains focused on technology companies with solid financials, ample free cash flow generation, and more visible growth prospects.

Within healthcare, we continue to avoid the more speculative segments of the sector, including biotechnology and specialty pharmaceuticals. These stocks are among the most egregiously valued within the entire stock market as investors have seemingly blindly invested in many companies with limited historical track records of success yet very lofty expectations and uncertain future growth prospects. Our Fund holdings remain concentrated in healthcare segments such as medical devices and equipment, life sciences tools, healthcare services, and diagnostics.*

Lastly, we will be closely monitoring any and all actions taken by the Fed as well as economic conditions overseas, geopolitical risks, and corporate profit growth. After six years of strong market returns, we understand it is paramount to remain true to our investment discipline of identifying higher quality companies with reasonable valuations.

†   The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

*   Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Midcap Fund
March 31, 2015

	For the year ended 3/31/15
	Annualized
		Since Inception
	1 Year	8/1/11
Walden Midcap Fund(1)	12.25%	13.76%
Russell Midcap® Index	13.68%	16.91%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden Midcap Fund from August 1, 2011 to March 31, 2015, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.18
Gross Expense Ratio(1):	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2014. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2015 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2015 and may be terminated thereafter.

Walden SMID Cap

Innovations Fund

March 31, 2015

Kenneth P. Scott, CFA

Stephen C. Franco, CFA

Heidi H. Vanni, CFA

Portfolio Managers

Boston Trust Investment Management, Inc.

Fund Objective

The investment objective of the Walden SMID Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle (“mid”) capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The U.S. SMID cap equity markets rose in the fiscal year ended March 31, 2015, with the benchmark Russell 2500TM Index returning 10.07%. The Walden SMID Cap Innovations Fund, which invests in the stocks of higher quality, more reasonably valued companies, posted a return of 7.60%.

U.S. stocks reached new highs in early 2015, extending the bull market that began in the spring of 2009. Economic growth has remained positive, while markets appear to have inferred that the U.S. Federal Reserve’s monetary policy will remain accommodative in the near term.

During this period of economic recovery and strong stock market performance, returns of the Walden SMID Cap Innovations Fund, for the one-year period ended March 31, has trailed those of the Russell 2500TM. Boston Trust continues to believe that the Fund may achieve its goal of outperforming the Russell 2500TM with less volatility for periods that cover at least one full market cycle.

Portfolio Strategy

The Fund’s investment style favors reasonably valued stocks of higher quality companies, i.e. growing firms with persistently strong profitability. Our analysis suggests that stocks of higher quality companies performed well during the fiscal year. However, the Fund was under-represented in several industries that experienced above average stock price returns within their sectors. These included airlines, biotechnology (biotech) and pharmaceutical (pharma), construction materials, energy producers and REITs†, all of which our investment style generally avoids or underweights due to their lower quality or greater financial leverage.

The biotech and pharma industries have experienced particularly strong performance recently, with SMID cap biotech firms climbing 49% and SMID cap pharma firms climbing 48% in the fiscal year. This has affected industry and market valuations, as discussed further below. We do not expect these trends to persist long term. The biotech and pharma industries collectively now comprise 6% of the Russell 2500TM, compared to 0% in the Walden SMID Cap Innovations Fund.

There are other indications that this bull market is maturing. For instance, NYSE margin debt is at an all-time high. As Furey Research Partners noted, the percent of IPOs that are loss making has climbed to long-term peak levels above 70%. That said, we cannot predict when investor preference will fade for investments we consider more speculative.

The top individual stock contributors to client portfolio performance this fiscal year were real estate management firm Jones Lang LaSalle (JLL), Medicaid managed care firm Centene (CNC), electronic bond trading platform provider MarketAxess (MKTX), digital market services firm Sapient (SAPE), and pharmaceutical packaging firm West Pharmaceutical Services (WST). We continue to own these stocks in the Fund but have reduced some position sizes and sold Sapient due to its pending acquisition by another firm.*

Laggards this year were energy services firms Carbo Ceramics (CRR) and Geospace Technologies (GEOS), energy producer Denbury Resources (DNR), online auction firm Liquidity Services (LQDT), and heat exchange manufacturer Chart Industries (GTLS). Carbo, Chart, Denbury, and Geospace declined at least in part due to the steep decline in energy prices. We have maintained Chart Industries (GTLS) in the portfolio, given our view that its fundamentals remain sound. We sold Carbo, Denbury, and Geospace, and replaced them with other energy stocks that we view as higher quality.*

Walden SMID Cap Innovations Fund holdings in aggregate posted continued improvement in underlying fundamentals, with growth in sales and profits outpacing the SMID cap market. We view long-term fundamental performance as an important barometer of the likely path of future Fund performance, as we believe stock returns ultimately reflect underlying company fundamental performance.*

The Fund seeks to maintain portfolio sector weights comparable to those of the index in order to ensure broad diversification. Marginal differences in portfolio sector weights had minimal impact on returns relative to the index.

†   REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other real estate properties. Most REITs trade on major stock exchanges or over the counter. Investments in the Fund are subject to risks related to a direct investment in real estate such as regulatory risk, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

*   Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden SMID Cap
Innovations Fund
March 31, 2015

	For the year ended 3/31/15
	Annualized
		Since Inception
	1 Year	6/28/12
Walden SMID Cap Innovations Fund(1)	7.60%	17.56%
Russell 2500® Index	10.07%	21.86%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden SMID Cap Innovations Fund from June 28, 2012 to March 31, 2015, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden SMID Cap Innovations Fund is measured against the Russell 2500™ Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.70
Gross Expense Ratio(1):	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2014. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2015 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2015 and may be terminated thereafter.

Walden Small Cap

Innovations Fund

March 31, 2015

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The investment objective of the Walden Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. small cap equity markets rose in the fiscal year ended March 31, 2015, with the benchmark Russell 2000® Index returning 8.21%. The Walden Small Cap Innovations Fund, which invests in the stocks of higher quality, more reasonably valued companies, posted a return of 3.86%.

U.S. stocks reached new highs in early 2015, extending the bull market that began in the spring of 2009. Economic growth has remained positive, while markets appear to have inferred that the U.S. Federal Reserve’s monetary policy will remain accommodative in the near term.

During this period of economic recovery and strong stock market performance, returns of the Walden Small Cap Innovations Fund, for the 1- and 5-year periods ended March 31, have trailed the Russell 2000®. Boston Trust continues to believe that the Fund may achieve its goal of outperforming the Russell 2000TM with less volatility for periods that cover at least one full market cycle.

Portfolio Strategy

The Fund’s investment style favors reasonably valued stocks of higher quality companies, i.e. growing firms with persistently strong profitability. Our analysis suggests that stocks of higher quality companies performed well during the fiscal year. However, the Fund was under-represented in several industries that experienced above average stock price increases within their sectors. These included airlines, biotechnology (biotech) and pharmaceutical (pharma), construction materials, energy producers, and REITs† all of which our investment style generally avoids or underweights due to their lower quality or greater financial leverage.

The biotech and pharma industries have experienced particularly strong performance recently, with small-cap biotech and pharma firms climbing 40% in the fiscal year. This has affected industry and market valuations, as discussed further below. We do not expect these trends to persist long term. The biotech and pharma industries collectively now comprise 8% of the Russell 2000®, compared to 0% in the Walden Small Cap Innovations Fund.*

There are other indications that this bull market is maturing. For instance, NYSE margin debt is at an all-time high. As Furey Research Partners noted, the percent of IPOs that are loss making has climbed to long-term peak levels above 70%. That said, we cannot predict when investor preference will fade for investments we consider more speculative.

The Fund holdings in aggregate posted continued improvement in underlying fundamentals, with growth in sales and profits outpacing the small-cap market. We view long-term fundamental performance as an important barometer of the likely path of future Fund performance, as we believe stock returns ultimately reflect underlying company fundamental performance.

The Fund seeks to maintain portfolio sector weights comparable to those of the index in order to ensure broad diversification. Marginal differences in portfolio sector weights had minimal impact on returns relative to the index.*

Given that interest rates have remained low for several years, while valuations have expanded, and volatility has generally been below average, some clients ask, what changes in the economic or market environment would favor the Fund. In addition to our typical pattern of striving to provide protection in down markets, we believe the Fund’s relative performance will benefit from a return to normal market volatility, more reasonable small-cap market valuations, higher interest rates, or any combination thereof. We believe that this disconnect of valuation from fundamentals is unsustainable in the mid- to long-term, and that the Fund is well positioned for a closer alignment between stock valuations and company fundamentals, even if the timing of such is unfortunately not predictable. Nevertheless, even if there were no change in small-cap market volatility, interest rates, or valuations from current levels, we believe that the strong fundamentals of higher quality firms will ultimately provide better, long-term stock returns relative to firms with inferior fundamentals.*

†   REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other real estate properties. Most REITs trade on major stock exchanges or over the counter. Investments in the Fund are subject to risks related to a direct investment in real estate such as regulatory risk, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

*   Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Small Cap
Innovations Fund
March 31, 2015

	For the year ended 3/31/15
	Annualized
			Since Inception
	1 Year	5 Years	10/24/08
Walden Small Cap Innovations Fund(1)	3.86%	12.05%	16.18%
Russell 2000® Index	8.21%	14.57%	18.05%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden Small Cap Innovations Fund from October 24, 2008 to March 31, 2015, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Innovations Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$19.66
Gross Expense Ratio(1):	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2014. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2015 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2015 and may be terminated thereafter.

Schedule of Portfolio Investments	Walden Asset Management Fund
March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (74.5%)
Consumer Discretionary (10.1%)
Advance Auto Parts, Inc.	5,500	823,295
Autoliv, Inc.	4,000	471,080
DIRECTV (a)	7,800	663,780
McDonald’s Corp.	7,000	682,080
NIKE, Inc., Class B	14,000	1,404,620
Nordstrom, Inc.	9,500	763,040
Omnicom Group, Inc.	13,000	1,013,740
Ross Stores, Inc.	11,500	1,211,640
The Home Depot, Inc.	2,000	227,220
Time Warner Cable, Inc.	8,500	1,273,980
		8,534,475
Consumer Staples (9.1%)
Colgate-Palmolive Co.	15,700	1,088,638
Costco Wholesale Corp.	9,200	1,393,754
CVS Health Corp.	7,500	774,075
General Mills, Inc.	19,000	1,075,400
PepsiCo, Inc.	12,500	1,195,250
Procter & Gamble Co.	14,000	1,147,160
Reckitt Benckiser Group PLC, Sponsored ADR	57,000	975,270
		7,649,547
Energy (3.8%)
Apache Corp.	13,000	784,290
BG Group PLC, Sponsored ADR	45,000	555,975
ConocoPhillips	22,500	1,400,850
Oceaneering International, Inc.	9,000	485,370
		3,226,485
Financials (11.9%)
American Express Co.	10,000	781,200
Chubb Corp.	11,000	1,112,100
Cincinnati Financial Corp.	21,000	1,118,880
Comerica, Inc.	17,000	767,210
Commerce Bancshares, Inc.	14,000	592,480
JPMorgan Chase & Co.	13,000	787,540
PNC Financial Services Group, Inc.	12,000	1,118,880
State Street Corp.	10,000	735,300
T. Rowe Price Group, Inc.	17,000	1,376,660
US Bancorp	20,000	873,400
Wells Fargo & Co.	15,000	816,000
		10,079,650
Health Care (11.9%)
Abbott Laboratories	20,000	926,600
Becton, Dickinson & Co.	8,000	1,148,720
C.R. Bard, Inc.	5,500	920,425
DENTSPLY International, Inc.	14,000	712,460
Express Scripts Holding Co. (a)	11,000	954,470
Johnson & Johnson, Inc.	12,000	1,207,200
Medtronic PLC	12,500	974,875
Mettler-Toledo International, Inc. (a)	2,700	887,355
Quintiles Transnational Holdings, Inc. (a)	10,000	669,700
Stryker Corp.	9,500	876,375
Waters Corp. (a)	6,000	745,920
		10,024,100
Industrials (10.4%)
3M Co.	8,500	1,402,075
Deere & Co.	9,000	789,210
Donaldson Co., Inc.	19,000	716,490
Emerson Electric Co.	14,000	792,680
Illinois Tool Works, Inc.	11,000	1,068,540
Lincoln Electric Holdings, Inc.	9,500	621,205

	Shares or
	Principal
	Amount ($)

Sensata Technologies Holding NV (a)	11,000	631,950
Union Pacific Corp.	7,600	823,156
United Parcel Service, Inc., Class B	9,000	872,460
W.W. Grainger, Inc.	4,650	1,096,517
		8,814,283
Information Technology (13.1%)
Accenture PLC, Class A	12,500	1,171,124
Apple, Inc.	15,500	1,928,665
Automatic Data Processing, Inc.	12,000	1,027,680
Cisco Systems, Inc.	37,000	1,018,425
EMC Corp.	30,000	766,800
Google, Inc., Class A (a)	900	499,230
Google, Inc., Class C (a)	900	493,200
International Business Machines Corp.	3,500	561,750
Microsoft Corp.	31,000	1,260,305
Oracle Corp.	22,000	949,300
QUALCOMM, Inc.	9,000	624,060
Visa, Inc.	12,000	784,920
		11,085,459
Materials (2.8%)
AptarGroup, Inc.	12,000	762,240
PPG Industries, Inc.	3,300	744,282
Praxair, Inc.	7,000	845,180
		2,351,702
Utilities (1.4%)
Consolidated Edison, Inc.	10,000	610,000
Eversource Energy	12,000	606,240
		1,216,240
TOTAL COMMON STOCKS (Cost $40,461,521)		62,981,941

CORPORATE BONDS (4.8%)

Consumer Discretionary (0.3%)
Leggett & Platt, Inc., 4.40%, 7/1/18	200,000	214,708

Consumer Staples (0.2%)
Campbell Soup Co., 4.50%, 2/15/19	150,000	163,508

Financials (2.3%)
American Express Co., 2.65%, 12/2/22	287,000	285,827
American Express Co., 7.00%, 3/19/18	250,000	289,026
Calvert Social Investment Foundation,
Series NOTZ, 1.00%, 10/2/17, MTN (b)	75,000	75,000
Export-Import Bank of Korea, 1.75%, 2/27/18	250,000	250,259
International Finance Corp., 0.63%, 11/15/16	250,000	250,016
JPMorgan Chase & Co., 3.15%, 7/5/16	250,000	256,535
National Rural Utilities Cooperative Finance
Corp., 10.38%, 11/1/18	250,000	324,161
North American Development Bank,
4.38%, 2/11/20	100,000	110,940
Wachovia Corp., 5.75%, 6/15/17	100,000	110,045
		1,951,809
Health Care (0.5%)
Becton, Dickinson & Co., 3.13%, 11/8/21	250,000	257,182
Merck & Co., Inc., 3.88%, 1/15/21,
Callable 10/15/20 @ 100	150,000	164,262
		421,444

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Industrials (0.1%)
Hubbell, Inc., 3.63%, 11/15/22	75,000	78,822

Information Technology (1.1%)
Apple, Inc., 2.85%, 5/6/21	350,000	364,980
Oracle Corp., 3.40%, 7/8/24, Callable
4/8/24 @ 100	300,000	315,724
Oracle Corp., 5.75%, 4/15/18	200,000	226,132
		906,836
Materials (0.2%)
Sigma-Aldrich Corp., 3.38%, 11/1/20,
Callable 8/1/20 @ 100	200,000	209,402

Telecommunication Services (0.1%)
AT&T, Inc., 5.50%, 2/1/18	100,000	110,157
TOTAL CORPORATE BONDS (Cost $3,843,113)		4,056,686

MUNICIPAL BONDS (0.7%)

Illinois (0.2%):
Illinois State, GO, 5.00%, 6/1/27, NATL-RE
FGIC, Callable 2/20/15 @ 100	200,000	200,700

Ohio (0.2%):
Ohio State, Series D, GO, 4.50%, 9/15/22,
NATL-RE, Callable 3/15/16 @ 100,
Prerefunded 3/15/16 @ 100	150,000	156,060

Wisconsin (0.3%):
Wisconsin State, Build America Bonds, GO,
4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	276,718
TOTAL MUNICIPAL BONDS (Cost $601,199)		633,478

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (18.4%)

Federal Farm Credit Bank
2.60%, 10/6/22	250,000	257,997
2.75%, 7/16/27	250,000	254,335
2.85%, 3/2/28	750,000	754,072
5.38%, 11/10/20	250,000	296,319
		1,562,723
Federal Home Loan Bank
0.63%, 12/28/16	1,000,000	1,001,480
2.50%, 3/11/22	200,000	206,639
2.88%, 6/14/24	1,000,000	1,047,917
2.88%, 9/13/24	1,000,000	1,050,091
3.25%, 6/9/23	850,000	919,138
5.25%, 12/11/20	200,000	239,331
5.25%, 8/15/22	1,000,000	1,218,421
5.50%, 7/15/36	700,000	983,527
		6,666,544
Federal Home Loan Mortgage Corporation
1.00%, 3/8/17	1,000,000	1,007,288
2.38%, 1/13/22	2,400,000	2,483,388
		3,490,676
Federal National Mortgage Association
0.88%, 12/20/17	1,000,000	1,000,330
1.75%, 11/26/19	500,000	507,700
		1,508,030
Government National Mortgage Association
4.00%, 9/15/40	101,956	109,739
4.00%, 9/15/41	401,589	432,262
6.50%, 5/15/32	22,065	25,284
		567,285
U.S. Treasury Inflation Index Note
0.63%, 7/15/21	259,273	272,012
1.25%, 7/15/20	1,339,738	1,453,712
		1,725,724
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $14,846,204)		15,520,982

INVESTMENT COMPANIES (1.4%)

State Street Institutional U.S. Government
Money Market Fund, Investor Shares, 0.00% (c)	1,162,827	1,162,827
TOTAL INVESTMENT COMPANIES (Cost $1,162,827)		1,162,827

Total Investments (Cost $60,914,864) (d) — 99.8%		84,355,914
Other assets in excess of liabilities — 0.2%		143,480
NET ASSETS — 100.0%		$84,499,394

(a)              Non-income producing security.

(b)              Illiquid Security.

(c)               Rate disclosed is the seven day yield as of March 31, 2015.

(d)              See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
MTN	Medium Term Note
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at fair value (cost $60,914,864)	$84,355,914
Interest and dividends receivable	211,583
Prepaid expenses and other assets	6,664
Total Assets	84,574,161
Liabilities:
Payable for capital shares redeemed	3,899
Accrued expenses and other liabilities:
Investment adviser	49,537
Administration and accounting	1,962
Custodian	1,155
Shareholder servicing fees	4,365
Transfer agent	2,357
Trustee	101
Other	11,391
Total Liabilities	74,767
Net Assets	$84,499,394
Composition of Net Assets:
Capital	$57,508,980
Accumulated undistributed net investment income	215,774
Accumulated net realized gains from investment transactions	3,333,590
Net unrealized appreciation from investments	23,441,050
Net Assets	$84,499,394
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,293,731
Net Asset Value, Offering and Redemption price per share	$15.96

STATEMENT OF OPERATIONS
For the year ended March 31, 2015

Investment Income:
Interest	$420,278
Dividends	1,264,313
Less:Foreign tax withholding	(1,476)
Total Investment Income	1,683,115
Expenses:
Investment adviser	614,044
Administration and accounting	87,095
Chief compliance officer	3,403
Custodian	14,235
Shareholder servicing	49,042
Transfer agency	35,072
Trustee	4,397
Other	42,912
Total expenses before fee reductions	850,200
Fees voluntarily reduced by the transfer agent	(5,436)
Fees contractually reduced by the investment adviser	(25,881)
Net Expenses	818,883
Net Investment Income	864,232
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	3,898,437
Change in unrealized appreciation from investments	751,465
Net realized/unrealized gains from investments	4,649,902
Change in Net Assets Resulting from Operations	$5,514,134

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income	$864,232	$683,714
Net realized gains from investment transactions	3,898,437	481,944
Change in unrealized appreciation/depreciation from investments	751,465	8,019,460
Change in Net Assets Resulting from Operations	5,514,134	9,185,118
Dividends:
Net investment income	(838,735)	(655,425)
Net realized gains from investment transactions	(559,047)	(427,528)
Change in Net Assets Resulting from Shareholder Dividends	(1,397,782)	(1,082,953)
Capital Share Transactions:
Proceeds from shares issued	4,635,811	8,589,407
Dividends reinvested	1,252,876	977,922
Cost of shares redeemed	(4,673,557)	(3,229,189)
Change in Net Assets Resulting from Capital Share Transactions	1,215,130	6,338,140
Change in Net Assets	5,331,482	14,440,305
Net Assets:
Beginning of period	79,167,912	64,727,607
End of period	$84,499,394	$79,167,912
Share Transactions:
Issued	294,956	591,985
Reinvested	79,146	66,076
Redeemed	(298,010)	(224,028)
Change in shares	76,092	434,033
Accumulated undistributed net investment income	$215,774	$185,693

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$15.17	$13.53	$12.82	$12.07	$10.98

Investment Activities:
Net investment income	0.17	0.13	0.15	0.12	0.15
Net realized and unrealized gains from investment transactions	0.89	1.72	0.71	0.75	1.09
Total from investment activities	1.06	1.85	0.86	0.87	1.24

Dividends:
Net investment income	(0.16)	(0.13)	(0.15)	(0.12)	(0.15)
Net realized gains from investments	(0.11)	(0.08)	—	—	—
Total dividends	(0.27)	(0.21)	(0.15)	(0.12)	(0.15)

Net Asset Value, End of Period	$15.96	$15.17	$13.53	$12.82	$12.07
Total Return	7.00%	13.73%	6.83%	7.35%	11.32%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$84,499	$79,168	$64,728	$57,080	$48,044
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.06%	0.95%	1.25%	1.04%	1.30%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.04%	1.05%	1.10%	1.13%	1.14%
Portfolio turnover rate	21.62%	6.50%	15.93%	24.56%	31.03%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.2%)

Consumer Discretionary (14.1%)
Advance Auto Parts, Inc.	12,000	1,796,280
Autoliv, Inc.	10,000	1,177,700
DIRECTV (a)	18,000	1,531,800
McDonald’s Corp.	22,000	2,143,680
NIKE, Inc., Class B	41,000	4,113,530
Nordstrom, Inc.	30,000	2,409,600
Omnicom Group, Inc.	37,500	2,924,250
Ross Stores, Inc.	29,000	3,055,440
The TJX Cos., Inc.	3,000	210,150
Time Warner Cable, Inc.	19,000	2,847,720
		22,210,150
Consumer Staples (11.9%)
Colgate-Palmolive Co.	40,000	2,773,600
Costco Wholesale Corp.	20,000	3,029,900
CVS Health Corp.	18,800	1,940,348
General Mills, Inc.	45,000	2,547,000
PepsiCo, Inc.	35,000	3,346,700
Procter & Gamble Co.	36,000	2,949,840
Reckitt Benckiser Group PLC, Sponsored ADR	130,000	2,224,300
		18,811,688
Energy (4.8%)
Apache Corp.	30,000	1,809,900
BG Group PLC, Sponsored ADR	105,000	1,297,275
ConocoPhillips	51,000	3,175,260
Oceaneering International, Inc.	25,000	1,348,250
		7,630,685
Financials (15.9%)
American Express Co.	20,000	1,562,400
BB&T Corp.	40,000	1,559,600
Chubb Corp.	21,000	2,123,100
Cincinnati Financial Corp.	50,000	2,664,000
Comerica, Inc.	41,000	1,850,330
Commerce Bancshares, Inc.	30,870	1,306,418
JPMorgan Chase & Co.	30,000	1,817,400
Northern Trust Corp.	15,000	1,044,750
PNC Financial Services Group, Inc.	22,000	2,051,280
State Street Corp.	22,000	1,617,660
T. Rowe Price Group, Inc.	43,000	3,482,140
US Bancorp	50,000	2,183,500
Wells Fargo & Co.	30,000	1,632,000
		24,894,578
Health Care (15.3%)
Abbott Laboratories	30,000	1,389,900
Becton, Dickinson & Co.	25,000	3,589,750
C.R. Bard, Inc.	13,000	2,175,550
DENTSPLY International, Inc.	31,000	1,577,590
Express Scripts Holding Co. (a)	32,000	2,776,640
Indivior PLC, Sponsored ADR (a)	1	14
Johnson & Johnson, Inc.	28,000	2,816,800
Medtronic PLC	30,000	2,339,700
Mettler-Toledo International, Inc. (a)	6,000	1,971,900
Quintiles Transnational Holdings, Inc. (a)	23,000	1,540,310
Stryker Corp.	22,500	2,075,625
Waters Corp. (a)	15,000	1,864,800
		24,118,579
Industrials (14.6%)
3M Co.	18,000	2,969,100
Deere & Co.	18,000	1,578,420
Donaldson Co., Inc.	42,000	1,583,820
Emerson Electric Co.	42,000	2,378,040
Hubbell, Inc., Class B	10,000	1,096,200
Illinois Tool Works, Inc.	24,000	2,331,360
Lincoln Electric Holdings, Inc.	28,000	1,830,920
Sensata Technologies Holding NV (a)	28,000	1,608,600
Union Pacific Corp.	27,000	2,924,370
United Parcel Service, Inc., Class B	20,000	1,938,800
W.W. Grainger, Inc.	12,000	2,829,720
		23,069,350
Information Technology (17.2%)
Accenture PLC, Class A	35,000	3,279,150
Apple, Inc.	37,000	4,603,910
Automatic Data Processing, Inc.	25,000	2,141,000
Cisco Systems, Inc.	85,000	2,339,625
EMC Corp.	85,000	2,172,600
Google, Inc., Class A (a)	2,600	1,442,220
Google, Inc., Class C (a)	2,800	1,534,400
International Business Machines Corp.	2,000	321,000
Microsoft Corp.	77,000	3,130,435
Oracle Corp.	60,000	2,589,000
QUALCOMM, Inc.	25,000	1,733,500
Visa, Inc.	26,000	1,700,660
		26,987,500
Materials (3.5%)
AptarGroup, Inc.	27,000	1,715,040
PPG Industries, Inc.	8,000	1,804,320
Praxair, Inc.	16,000	1,931,840
		5,451,200
Utilities (1.9%)
Consolidated Edison, Inc.	25,000	1,525,000
Eversource Energy	30,000	1,515,600
		3,040,600
TOTAL COMMON STOCKS (Cost $97,508,198)		156,214,330
INVESTMENT COMPANIES (0.6%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	930,968	930,968
TOTAL INVESTMENT COMPANIES (Cost $930,968)		930,968

Total Investments (Cost $98,439,166) (c) — 99.8%		157,145,298
Other assets in excess of liabilities — 0.2%		354,113
NET ASSETS — 100.0%		$157,499,411

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2015.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at fair value (cost $98,439,166)	$157,145,298
Dividends receivable	206,965
Receivable for capital shares issued	269,235
Prepaid expenses and other assets	10,837
Total Assets	157,632,335
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	82,938
Administration and accounting	3,081
Custodian	2,136
Shareholder servicing fees	17,632
Transfer agent	3,670
Trustee	193
Other	23,274
Total Liabilities	132,924
Net Assets	$157,499,411
Composition of Net Assets:
Capital	$94,880,496
Accumulated undistributed net investment income	411,165
Accumulated net realized gains from investment transactions	3,501,618
Net unrealized appreciation from investments	58,706,132
Net Assets	$157,499,411
Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,491,021
Net Asset Value, Offering and Redemption price per share	$18.55

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Dividends	$2,966,787
Less:Foreign tax withholding	(3,848)
Total Investment Income	2,962,939
Expenses:
Investment adviser	1,140,337
Administration and accounting	154,958
Chief compliance officer	6,495
Custodian	26,166
Shareholder servicing	190,064
Transfer agency	50,940
Trustee	8,405
Other	73,288
Total expenses before fee reductions	1,650,653
Fees voluntarily reduced by the transfer agent	(5,436)
Fees contractually reduced by the investment adviser	(124,593)
Net Expenses	1,520,624
Net Investment Income	1,442,315
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	9,300,993
Change in unrealized appreciation from investments	1,022,961
Net realized/unrealized gains from investments	10,323,954
Change in Net Assets Resulting from Operations	$11,766,269

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income	$1,442,315	$1,352,252
Net realized gains from investment transactions	9,300,993	3,507,905
Change in unrealized appreciation/depreciation from investments	1,022,961	20,486,265
Change in Net Assets Resulting from Operations	11,766,269	25,346,422
Dividends:
Net investment income	(1,402,464)	(1,279,080)
Net realized gains from investment transactions	(7,427,363)	(719,069)
Change in Net Assets Resulting from Shareholder Dividends	(8,829,827)	(1,998,149)
Capital Share Transactions:
Proceeds from shares issued	13,182,101	14,219,200
Dividends reinvested	7,987,749	1,799,548
Cost of shares redeemed	(18,485,773)	(18,185,795)
Change in Net Assets Resulting from Capital Share Transactions	2,684,077	(2,167,047)
Change in Net Assets	5,620,519	21,181,226
Net Assets:
Beginning of period	151,878,892	130,697,666
End of period	$157,499,411	$151,878,892
Share Transactions:
Issued	700,427	848,849
Reinvested	434,117	102,299
Redeemed	(991,135)	(1,086,262)
Change in shares	143,409	(135,114)
Accumulated undistributed net investment income	$411,165	$371,318

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$18.19	$15.41	$14.39	$13.32	$11.61

Investment Activities:
Net investment income	0.18	0.16	0.16	0.13	0.11
Net realized and unrealized gains from investment transactions	1.29	2.86	1.01	1.06	1.71
Total from investment activities	1.47	3.02	1.17	1.19	1.82

Dividends:
Net investment income	(0.18)	(0.15)	(0.15)	(0.12)	(0.11)
Net realized gains from investments	(0.93)	(0.09)	—	—	—
Total dividends	(1.11)	(0.24)	(0.15)	(0.12)	(0.11)

Net Asset Value, End of Period	$18.55	$18.19	$15.41	$14.39	$13.32
Total Return	8.13%	19.66%	8.27%	9.06%	15.77%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$157,499	$151,879	$130,698	$104,206	$92,221
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.95%	0.95%	1.22%	0.97%	0.93%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.09%	1.08%	1.14%	1.09%	1.13%
Portfolio turnover rate	21.31%	12.33%	10.34%	11.06%	13.07%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund
March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (97.6%)

Consumer Discretionary (14.8%)
Advance Auto Parts, Inc.	3,100	464,039
Autoliv, Inc.	3,500	412,195
Hasbro, Inc.	9,100	575,484
LKQ Corp. (a)	11,000	281,160
Nordstrom, Inc.	8,550	686,736
Omnicom Group, Inc.	9,575	746,659
O’Reilly Automotive, Inc. (a)	2,700	583,848
Ross Stores, Inc.	6,075	640,062
Sally Beauty Holdings, Inc. (a)	12,000	412,440
Williams Sonoma, Inc.	4,500	358,695
		5,161,318
Consumer Staples (8.3%)
Campbell Soup Co.	8,700	404,985
Church & Dwight Co., Inc.	10,000	854,200
McCormick & Co., Inc.	6,650	512,782
The Clorox Co.	5,875	648,541
Whole Foods Market, Inc.	9,300	484,344
		2,904,852
Energy (4.2%)
Cabot Oil & Gas Corp.	6,250	184,563
Dril-Quip, Inc. (a)	5,000	341,950
Energen Corp.	4,400	290,400
FMC Technologies, Inc. (a)	7,950	294,230
Oceaneering International, Inc.	6,400	345,151
		1,456,294
Financials (17.2%)
Bank of Hawaii Corp.	3,725	228,007
BOK Financial Corp.	4,925	301,509
Brown & Brown, Inc.	9,350	309,579
Chubb Corp.	3,050	308,355
Cincinnati Financial Corp.	10,100	538,128
Comerica, Inc.	6,900	311,397
Commerce Bancshares, Inc.	7,037	297,806
Cullen/Frost Bankers, Inc.	4,400	303,952
East West Bancorp, Inc.	7,875	318,622
Eaton Vance Corp.	9,125	379,965
HCC Insurance Holdings	6,100	345,687
Jones Lang LaSalle, Inc.	2,850	485,640
Northern Trust Corp.	9,375	652,968
SEI Investments Co.	8,725	384,685
Signature Bank (a)	1,800	233,244
T. Rowe Price Group, Inc.	7,750	627,595
		6,027,139
Health Care (15.2%)
C.R. Bard, Inc.	4,425	740,523
DENTSPLY International, Inc.	8,625	438,926
Laboratory Corp. of America Holdings (a)	3,000	378,270
MEDNAX, Inc. (a)	5,075	367,988
Mettler-Toledo International, Inc. (a)	1,825	599,786
Quintiles Transnational Holdings, Inc. (a)	5,675	380,055
ResMed, Inc.	4,425	317,627
St. Jude Medical, Inc.	9,025	590,235
The Cooper Companies, Inc.	3,200	599,744
Varian Medical Systems, Inc. (a)	3,650	343,429
Waters Corp. (a)	4,450	553,224
		5,309,807
Industrials (15.2%)
AMETEK, Inc.	9,000	472,860
CLARCOR, Inc.	5,175	341,861
Donaldson Co., Inc.	12,775	481,745
Dover Corp.	3,175	219,456
Graco, Inc.	3,000	216,480
Hubbell, Inc., Class B	5,100	559,062
IDEX Corp.	4,275	324,173
Lincoln Electric Holdings, Inc.	6,300	411,957
Nordson Corp.	5,425	424,995
Sensata Technologies Holding NV (a)	6,500	373,425
W.W. Grainger, Inc.	2,850	672,059
Wabtec Corp.	8,500	807,584
		5,305,657
Information Technology (12.7%)
Check Point Software Technologies Ltd. (a)	6,000	491,820
Citrix Systems, Inc. (a)	7,575	483,815
F5 Networks, Inc. (a)	4,450	511,483
FactSet Research Systems, Inc.	4,150	660,680
Fiserv, Inc. (a)	6,350	504,190
IPG Photonics Corp. (a)	3,100	287,370
NetApp, Inc.	7,750	274,815
Paychex, Inc.	7,875	390,718
Syntel, Inc. (a)	8,850	457,811
Teradata Corp. (a)	8,650	381,811
		4,444,513
Materials (4.5%)
AptarGroup, Inc.	9,075	576,444
Ball Corp.	5,000	353,200
International Flavors & Fragrances, Inc.	5,425	636,895
		1,566,539
Real Estate Investment Trusts (1.8%)
BioMed Realty Trust, Inc. REIT	15,000	339,900
Digital Realty Trust, Inc. REIT	4,425	291,873
		631,773
Utilities (3.7%)
AGL Resources, Inc.	4,200	208,530
Eversource Energy	7,833	395,723
ONE Gas, Inc.	8,000	345,840
Questar Corp.	15,000	357,900
		1,307,993
TOTAL COMMON STOCKS (Cost $23,909,971)		34,115,885

INVESTMENT COMPANIES (2.4%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	831,304	831,304
TOTAL INVESTMENT COMPANIES (Cost $831,304)		831,304

Total Investments (Cost $24,741,275) (c) — 100.0%		34,947,189
Other assets in excess of liabilities — 0.0%		11,731
NET ASSETS — 100.0%		$34,958,920

(a)              Non-income producing security.

(b)              Rate disclosed is the seven day yield as of March 31, 2015.

(c)               See Federal Tax Information listed in the Notes to the Financial Statements.

REIT                                          Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at fair value (cost $24,741,275)	$34,947,189
Dividends receivable	29,151
Receivable for capital shares issued	6,300
Prepaid expenses and other assets	4,244
Total Assets	34,986,884
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	19,508
Administration and accounting	716
Custodian	530
Shareholder servicing fees	114
Transfer agent	2,352
Trustee	43
Other	4,701
Total Liabilities	27,964
Net Assets	$34,958,920
Composition of Net Assets:
Capital	$24,347,624
Accumulated undistributed net investment income	20,866
Accumulated net realized gains from investment transactions	384,516
Net unrealized appreciation from investments	10,205,914
Net Assets	$34,958,920
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,303,278
Net Asset Value, Offering and Redemption price per share	$15.18

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Dividends	$431,819
Less: Foreign tax withholding	(615)
Total Investment Income	431,204
Expenses:
Investment adviser	240,191
Administration and accounting	33,013
Chief compliance officer	1,319
Custodian	6,146
Shareholder servicing	115
Transfer agency	33,672
Trustee	1,701
Other	17,034
Total expenses before fee reductions	333,191
Fees voluntarily reduced by the transfer agent	(5,436)
Fees contractually reduced by the investment adviser	(7,376)
Net Expenses	320,379
Net Investment Income	110,825
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,063,803
Change in unrealized appreciation from investments	2,571,325
Net realized/unrealized gains from investments	3,635,128
Change in Net Assets Resulting from Operations	$3,745,953

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income	$110,825	$84,201
Net realized gains from investment transactions	1,063,803	830,251
Change in unrealized appreciation from investments	2,571,325	3,660,139
Change in Net Assets Resulting from Operations	3,745,953	4,574,591
Dividends:
Net investment income	(111,033)	(66,025)
Net realized gains from investment transactions	(1,141,232)	(205,678)
Change in Net Assets Resulting from Shareholder Dividends	(1,252,265)	(271,703)
Capital Share Transactions:
Proceeds from shares issued	1,601,016	3,105,556
Dividends reinvested	1,215,716	263,420
Cost of shares redeemed	(928,375)	(1,485,143)
Change in Net Assets Resulting from Capital Share Transactions	1,888,357	1,883,833
Change in Net Assets	4,382,045	6,186,721
Net Assets:
Beginning of period	30,576,875	24,390,154
End of period	$34,958,920	$30,576,875
Share Transactions:
Issued	109,555	243,088
Reinvested	83,555	19,348
Redeemed	(64,495)	(110,895)
Change in shares	128,615	151,541
Accumulated undistributed net investment income	$20,866	$21,074

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the period
	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012 (a)

Net Asset Value, Beginning of Period	$14.06	$12.06	$11.11	$10.00

Investment Activities:
Net investment income	0.05	0.04	0.06	0.02
Net realized and unrealized gains from investment transactions	1.65	2.08	0.95	1.11
Total from investment activities	1.70	2.12	1.01	1.13

Dividends:
Net investment income	(0.05)	(0.03)	(0.06)	(0.02)
Net realized gains from investments	(0.53)	(0.09)	—	—
Total dividends	(0.58)	(0.12)	(0.06)	(0.02)

Net Asset Value, End of Period	$15.18	$14.06	$12.06	$11.11
Total Return	12.25%	17.65%	9.12%	11.33	%(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$34,959	$30,577	$24,390	$14,213
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets	0.35%	0.30%	0.58%	0.34	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (d)	1.04%	1.04%	1.23%	1.34	%(c)
Portfolio turnover rate	16.06%	14.86%	12.32%	8.43	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)              Commencement of operations on August 1, 2011.

(b)              Not annualized for periods less than one year.

(c)               Annualized for periods less than one year.

(d)              During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Walden SMID Cap Innovations Fund
Schedule of Portfolio Investments	March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.2%)

Consumer Discretionary (14.5%)
Bright Horizons Family Solutions, Inc. (a)	6,325	324,283
Cheesecake Factory, Inc.	5,825	287,347
Choice Hotels International, Inc.	4,750	304,333
Dorman Products, Inc. (a)	5,650	281,088
DSW, Inc., Class A	7,125	262,770
Gentherm, Inc. (a)	7,250	366,197
Interval Leisure Group	6,200	162,502
Sotheby’s	3,150	133,119
Tenneco, Inc. (a)	3,975	228,245
Texas Roadhouse, Inc.	10,300	375,228
Tumi Holdings, Inc. (a)	11,800	288,628
Tupperware Brands Corp.	1,750	120,785
Vitamin Shoppe, Inc. (a)	7,150	294,509
Williams Sonoma, Inc.	4,650	370,651
Wolverine World Wide, Inc.	9,175	306,904
		4,106,589
Consumer Staples (2.7%)
Flowers Foods, Inc.	14,100	320,634
United Natural Foods, Inc. (a)	4,200	323,568
WhiteWave Food Co., Class A (a)	3,050	135,237
		779,439
Energy (2.5%)
Dril-Quip, Inc. (a)	1,725	117,973
Forum Energy Technologies, Inc. (a)	11,225	220,010
Oceaneering International, Inc.	4,325	233,247
RPC, Inc.	11,500	147,315
		718,545
Financials (18.9%)
Artisan Partners Asset Management, Inc.	4,800	218,208
Bank of Hawaii Corp.	5,475	335,125
BOK Financial Corp.	1,875	114,788
Brown & Brown, Inc.	6,525	216,043
Cohen & Steers, Inc.	4,525	185,299
Commerce Bancshares, Inc.	5,643	238,812
Cullen/Frost Bankers, Inc.	1,750	120,890
East West Bancorp, Inc.	10,950	443,036
Eaton Vance Corp.	6,900	287,316
Encore Capital Group, Inc. (a)	8,000	332,720
HCC Insurance Holdings	6,250	354,187
Jones Lang LaSalle, Inc.	3,350	570,840
LPL Financial Holdings, Inc.	2,925	128,291
MarketAxess Holdings, Inc.	4,800	397,920
SEI Investments Co.	8,525	375,867
Signature Bank (a)	2,900	375,782
SVB Financial Group (a)	2,950	374,768
Texas Capital Bancshares, Inc. (a)	3,275	159,329
UMB Financial Corp.	2,325	122,969
		5,352,190
Health Care (14.5%)
Air Methods Corp. (a)	3,125	145,594
Anika Therapeutics, Inc. (a)	5,050	207,909
Bio-Reference Labs, Inc. (a)	8,925	314,517
Bruker Corp. (a)	13,050	241,034
Centene Corp. (a)	4,050	286,295
Cyberonics, Inc. (a)	1,650	107,118
DENTSPLY International, Inc.	5,475	278,623
Haemonetics Corp. (a)	4,100	184,172
MEDNAX, Inc. (a)	4,300	311,793
Mettler-Toledo International, Inc. (a)	1,225	402,596
Quintiles Transnational Holdings, Inc. (a)	3,175	212,630
STERIS Corp.	5,300	372,430
The Cooper Companies, Inc.	2,225	417,009
Thoratec Corp. (a)	6,150	257,624
West Pharmaceutical Services, Inc.	6,275	377,817
		4,117,161
Industrials (15.9%)
Applied Industrial Technologies	4,750	215,365
Chart Industries, Inc. (a)	3,775	132,408
CLARCOR, Inc.	3,825	252,680
Donaldson Co., Inc.	8,675	327,134
Franklin Electric Co., Inc.	5,350	204,049
Genesee & Wyoming, Inc., Class A (a)	2,950	284,498
Hub Group, Inc., Class A (a)	4,870	191,342
Hubbell, Inc., Class B	1,950	213,759
IDEX Corp.	2,475	187,679
Lincoln Electric Holdings, Inc.	3,875	253,386
Lindsay Manufacturing Co.	1,750	133,438
Middleby Corp. (a)	3,500	359,275
Nordson Corp.	4,175	327,070
Sensata Technologies Holding NV (a)	5,675	326,029
UniFirst Corp.	2,625	308,936
Valmont Industries, Inc.	1,700	208,896
Wabtec Corp.	4,950	470,299
Watts Water Technologies, Inc., Class A	2,075	114,187
		4,510,430
Information Technology (15.6%)
Blackbaud, Inc.	3,025	143,325
Coherent, Inc. (a)	1,875	121,800
CommVault Systems, Inc. (a)	3,050	133,285
F5 Networks, Inc. (a)	1,550	178,157
FactSet Research Systems, Inc.	2,525	401,980
InterDigital, Inc.	3,300	167,442
IPG Photonics Corp. (a)	5,275	488,993
Mellanox Technologies Ltd. (a)	4,550	206,297
Plantronics, Inc.	5,075	268,721
Polycom, Inc. (a)	15,800	211,720
Power Integrations, Inc.	2,550	132,804
SolarWinds, Inc. (a)	5,175	265,167
Solera Holdings, Inc.	2,550	131,733
Synaptics, Inc. (a)	2,225	180,904
Syntel, Inc. (a)	9,075	469,449
Teradata Corp. (a)	6,175	272,565
Ubiquiti Networks, Inc.	11,400	336,869
WEX, Inc. (a)	2,825	303,292
		4,414,503
Materials (6.1%)
AptarGroup, Inc.	5,050	320,776
Calgon Carbon Corp.	14,050	296,034
Commercial Metals Co.	10,225	165,543
International Flavors & Fragrances, Inc.	3,350	393,289
Minerals Technologies, Inc.	4,525	330,778
Silgan Holdings, Inc.	3,875	225,254
		1,731,674
Real Estate Investment Trusts (4.0%)
BioMed Realty Trust, Inc. REIT	9,800	222,068
CoreSite Realty Corp.	4,900	238,532
Digital Realty Trust, Inc. REIT	4,600	303,416
Tanger Factory Outlet Centers, Inc.	10,225	359,613
		1,123,629
Utilities (4.5%)
AGL Resources, Inc.	4,875	242,044
American States Water Co.	6,450	257,291
New Jersey Resources Corp.	4,775	148,312
ONE Gas, Inc.	6,900	298,286
Questar Corp.	13,725	327,478
		1,273,411
TOTAL COMMON STOCKS (Cost $22,134,550)		28,127,571

INVESTMENT COMPANIES (0.8%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	235,534	235,534
TOTAL INVESTMENT COMPANIES (Cost $235,534)		235,534

Total Investments (Cost $22,370,084) (c) — 100.0%		28,363,105
Other assets in excess of liabilities — 0.0%		6,192
NET ASSETS — 100.0%		$28,369,297

(a)     Non-income producing security.

(b)     Rate disclosed is the seven day yield as of March 31, 2015.

(c)     See Federal Tax Information listed in the Notes to the Financial Statements.

REIT      Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at fair value (cost $22,370,084)	$28,363,105
Dividends receivable	16,451
Prepaid expenses and other assets	10,063
Total Assets	28,389,619
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	12,732
Administration and accounting	608
Custodian	450
Shareholder servicing fees	4
Transfer agent	2,503
Trustee	35
Other	3,990
Total Liabilities	20,322
Net Assets	$28,369,297
Composition of Net Assets:
Capital	$21,877,663
Accumulated undistributed net investment income	14,876
Accumulated net realized gains from investment transactions	483,737
Net unrealized appreciation from investments	5,993,021
Net Assets	$28,369,297
Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,929,681
Net Asset Value, Offering and Redemption price per share	$14.70

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Dividends	$284,446
Total Investment Income	284,446
Expenses:
Investment adviser	196,889
Administration and accounting	27,343
Chief compliance officer	1,088
Custodian	5,225
Shareholder servicing	3,139
Transfer agency	35,421
Trustee	1,408
Other	23,055
Total expenses before fee reductions	293,568
Fees voluntarily reduced by the transfer agent	(5,436)
Fees contractually reduced by the investment adviser	(25,541)
Net Expenses	262,591
Net Investment Income	21,855
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	647,642
Change in unrealized appreciation from investments	1,348,173
Net realized/unrealized gains from investments	1,995,815
Change in Net Assets Resulting from Operations	$2,017,670

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income (loss)	$21,855	$(11,339)
Net realized gains from investment transactions	647,642	1,357,970
Change in unrealized appreciation/depreciation from investments	1,348,173	3,038,858
Change in Net Assets Resulting from Operations	2,017,670	4,385,489
Dividends:
Net investment income	(9,861)	—
Net realized gains from investment transactions	(563,783)	(937,000)
Change in Net Assets Resulting from Shareholder Dividends	(573,644)	(937,000)
Capital Share Transactions:
Proceeds from shares issued	3,707,064	6,609,780
Proceeds from shares issued in subscription in-kind (a)	—	716,178
Dividends reinvested	427,587	731,364
Cost of shares redeemed	(2,989,167)	(6,183,874)
Change in Net Assets Resulting from Capital Share Transactions	1,145,484	1,873,448
Change in Net Assets	2,589,510	5,321,937
Net Assets:
Beginning of period	25,779,787	20,457,850
End of period	$28,369,297	$25,779,787
Share Transactions:
Issued	269,872	512,420
Issued in subscriptions in-kind (a)	—	54,545
Reinvested	31,188	53,698
Redeemed	(216,671)	(467,291)
Change in shares	84,389	153,372
Accumulated undistributed net investment income	$14,876	$2,882

Amounts designated as “—” are $0 or have been rounded to $0.

(a)     See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the period
	ended	ended	ended
	March 31,	March 31,	March 31,
	2015	2014	2013 (a)

Net Asset Value, Beginning of Period	$13.97	$12.09	$10.00

Investment Activities:
Net investment income (loss)	0.01	(0.01)	0.03
Net realized and unrealized gains from investment transactions	1.03	2.38	2.09
Total from investment activities	1.04	2.37	2.12

Dividends:
Net investment income	(0.01)	—	(0.03)
Net realized gains from investments	(0.30)	(0.49)	—
Total dividends	(0.31)	(0.49)	(0.03)

Net Asset Value, End of Period	$14.70	$13.97	$12.09
Total Return	7.60%	19.68%	21.28	%(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$28,369	$25,780	$20,458
Ratio of net expenses to average net assets	1.00%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets	0.08%	(0.05)%	0.43	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (d)	1.12%	1.12%	1.60	%(c)
Portfolio turnover rate	33.61%	51.57%	13.31	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)     Commencement of operations on June 28, 2012.

(b)     Not annualized for periods less than one year.

(c)     Annualized for periods less than one year.

(d)     During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Innovations Fund March 31, 2015

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.3%)

Consumer Discretionary (14.8%)
Bright Horizons Family Solutions, Inc. (a)	12,050	617,804
Cheesecake Factory, Inc.	19,000	937,270
Choice Hotels International, Inc.	15,300	980,271
Dorman Products, Inc. (a)	20,900	1,039,775
DSW, Inc., Class A	28,000	1,032,640
Gentherm, Inc. (a)	22,700	1,146,577
Hibbett Sports, Inc. (a)	13,800	677,028
Interval Leisure Group	29,600	775,816
Sotheby’s	13,300	562,058
Tenneco, Inc. (a)	16,500	947,430
Texas Roadhouse, Inc.	25,400	925,322
Tumi Holdings, Inc. (a)	39,100	956,386
Tupperware Brands Corp.	8,600	593,572
Vitamin Shoppe, Inc. (a)	19,400	799,086
Wolverine World Wide, Inc.	28,500	953,325
		12,944,360
Consumer Staples (3.7%)
Darling International, Inc. (a)	23,600	330,636
Flowers Foods, Inc.	44,700	1,016,478
The Chefs’ Warehouse, Inc. (a)	23,300	522,619
United Natural Foods, Inc. (a)	17,500	1,348,200
		3,217,933
Energy (3.0%)
Dril-Quip, Inc. (a)	8,800	601,832
Forum Energy Technologies, Inc. (a)	49,900	978,040
Geospace Technologies Corp. (a)	16,000	264,160
Natural Gas Services Group, Inc. (a)	17,100	328,662
RPC, Inc.	36,100	462,441
		2,635,135
Financials (16.6%)
Artisan Partners Asset Management, Inc.	18,800	854,648
Bank of Hawaii Corp.	28,500	1,744,485
BBCN Bancorp, Inc.	60,700	878,329
Cohen & Steers, Inc.	26,600	1,089,270
Commerce Bancshares, Inc.	20,400	863,328
Dime Community Bancshares, Inc.	24,700	397,670
Eagle Bancorp, Inc. (a)	13,800	529,920
Encore Capital Group, Inc. (a)	31,600	1,314,244
First NBC Bank Holding Co. (a)	17,100	563,958
HFF, Inc., Class A	23,800	893,452
Independent Bank Corp.	17,100	750,177
Infinity Property & Casualty Corp.	4,900	402,045
MarketAxess Holdings, Inc.	17,400	1,442,460
Texas Capital Bancshares, Inc. (a)	11,700	569,205
Tompkins Financial Corp.	5,300	285,405
Trustmark Corp.	21,900	531,732
UMB Financial Corp.	13,800	729,882
Umpqua Holdings Corp.	46,100	791,998
		14,632,208
Health Care (14.7%)
Air Methods Corp. (a)	19,075	888,704
Anika Therapeutics, Inc. (a)	19,700	811,049
Bio-Reference Labs, Inc. (a)	35,500	1,251,020
Bio-Techne Corp.	4,800	481,392
Bruker Corp. (a)	43,500	803,445
Cantel Medical Corp.	14,404	684,190
Computer Programs & Systems, Inc.	16,400	889,864
CorVel Corp. (a)	7,200	247,752
Cyberonics, Inc. (a)	8,900	577,788
Haemonetics Corp. (a)	21,500	965,780
ICU Medical, Inc. (a)	4,900	456,386
IPC The Hospitalist Co. (a)	13,800	643,632
STERIS Corp.	17,800	1,250,806
Thoratec Corp. (a)	24,950	1,045,156
West Pharmaceutical Services, Inc.	30,900	1,860,489
		12,857,453
Industrials (14.2%)
Applied Industrial Technologies	20,000	906,800
Chart Industries, Inc. (a)	18,100	634,858
CLARCOR, Inc.	24,200	1,598,652
ESCO Technologies, Inc.	18,200	709,436
Franklin Electric Co., Inc.	30,000	1,144,200
Herman Miller, Inc.	29,000	805,040
Hub Group, Inc., Class A (a)	27,600	1,084,404
Lindsay Manufacturing Co.	8,100	617,625
Team, Inc. (a)	20,400	795,192
Tennant Co.	19,000	1,242,030
UniFirst Corp.	12,600	1,482,894
Valmont Industries, Inc.	5,600	688,128
Watts Water Technologies, Inc., Class A	13,500	742,905
		12,452,164
Information Technology (16.9%)
Blackbaud, Inc.	18,200	862,316
Coherent, Inc. (a)	8,289	538,453
CommVault Systems, Inc. (a)	11,800	515,660
InterDigital, Inc.	12,200	619,028
IPG Photonics Corp. (a)	13,200	1,223,640
Mellanox Technologies Ltd. (a)	26,200	1,187,908
Plantronics, Inc.	24,900	1,318,455
Polycom, Inc. (a)	59,600	798,640
Power Integrations, Inc.	16,400	854,112
SolarWinds, Inc. (a)	25,600	1,311,744
Solera Holdings, Inc.	12,600	650,916
Synaptics, Inc. (a)	10,200	829,311
Syntel, Inc. (a)	34,100	1,763,993
Ubiquiti Networks, Inc.	36,600	1,081,530
WEX, Inc. (a)	12,700	1,363,472
		14,919,178
Materials (6.0%)
AptarGroup, Inc.	13,300	844,816
Calgon Carbon Corp.	38,800	817,516
Commercial Metals Co.	31,500	509,985
Minerals Technologies, Inc.	15,600	1,140,360
Quaker Chemical Corp.	14,500	1,241,780
Silgan Holdings, Inc.	12,200	709,186
		5,263,643
Real Estate Investment Trusts (5.0%)
BioMed Realty Trust, Inc. REIT	29,000	657,140
CoreSite Realty Corp.	25,900	1,260,812
DuPont Fabros Technology, Inc.	40,800	1,333,344
Tanger Factory Outlet Centers, Inc.	31,900	1,121,923
		4,373,219
Utilities (4.4%)
American States Water Co.	20,400	813,756
New Jersey Resources Corp.	21,900	680,214
ONE Gas, Inc.	28,500	1,232,055
Questar Corp.	47,300	1,128,578
		3,854,603
TOTAL COMMON STOCKS (Cost $68,375,960)		87,149,896

INVESTMENT COMPANIES (0.4%)

State Street Institutional U.S. Government Money Market Fund, Investor Shares, 0.00% (b)	360,495	360,495
TOTAL INVESTMENT COMPANIES (Cost $360,495)		360,495

Total Investments (Cost $68,736,455) (c) — 99.7%		87,510,391
Other assets in excess of liabilities — 0.3%		230,083
NET ASSETS — 100.0%		$87,740,474

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2015.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets:
Investments, at fair value (cost $68,736,455)	$87,510,391
Dividends receivable	78,133
Receivable for investments sold	238,186
Prepaid expenses and other assets	8,776
Total Assets	87,835,486
Liabilities:
Payable for investments purchased	8,140
Payable for capital shares redeemed	8,000
Accrued expenses and other liabilities:
Investment adviser	58,276
Administration and accounting	1,725
Custodian	1,290
Shareholder servicing fees	1,671
Transfer agent	2,939
Trustee	110
Other	12,861
Total Liabilities	95,012
Net Assets	$87,740,474
Composition of Net Assets:
Capital	$63,292,215
Accumulated undistributed net investment income	118,440
Accumulated net realized gains from investment transactions	5,555,883
Net unrealized appreciation from investments	18,773,936
Net Assets	$87,740,474
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,463,746
Net Asset Value, Offering and Redemption price per share	$19.66

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment Income:
Dividends	$1,087,665
Total Investment Income	1,087,665
Expenses:
Investment adviser	699,514
Administration and accounting	95,337
Chief compliance officer	3,933
Custodian	15,932
Shareholder servicing	36,321
Transfer agency	40,728
Trustee	5,126
Other	43,114
Total expenses before fee reductions	940,005
Fees voluntarily reduced by the transfer agent	(5,436)
Fees contractually reduced by the investment adviser	(2,313)
Net Expenses	932,256
Net Investment Income	155,409
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	9,520,835
Change in unrealized appreciation/depreciation from investments	(6,724,294)
Net realized/unrealized gains (losses) from investments	2,796,541
Change in Net Assets Resulting from Operations	$2,951,950

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31, 2015	March 31, 2014

Investment Activities:
Operations:
Net investment income	$155,409	$30,394
Net realized gains from investment transactions	9,520,835	8,796,070
Change in unrealized appreciation/depreciation from investments	(6,724,294)	8,525,526
Change in Net Assets Resulting from Operations	2,951,950	17,351,990
Dividends:
Net investment income	(72,438)	(13,979)
Net realized gains from investment transactions	(6,685,832)	(7,309,801)
Change in Net Assets Resulting from Shareholder Dividends	(6,758,270)	(7,323,780)
Capital Share Transactions:
Proceeds from shares issued	1,632,009	6,163,589
Proceeds from shares issued in subscription in-kind (a)	5,484,961	471,351
Dividends reinvested	5,542,266	6,716,084
Cost of shares redeemed	(24,903,218)	(14,821,198)
Change in Net Assets Resulting from Capital Share Transactions	(12,243,982)	(1,470,174)
Change in Net Assets	(16,050,302)	8,558,036
Net Assets:
Beginning of period	103,790,776	95,232,740
End of period	$87,740,474	$103,790,776
Share Transactions:
Issued	82,515	312,145
Issued in subscriptions in-kind (a)	274,111	22,057
Reinvested	298,292	330,353
Redeemed	(1,270,991)	(739,624)
Change in shares	(616,073)	(75,069)
Accumulated undistributed net investment income	$118,440	$49,805

(a)         See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$20.43	$18.48	$16.92	$17.64	$14.57

Investment Activities:
Net investment income	0.04	0.01	0.07	0.01	0.02
Net realized and unrealized gains from investment transactions	0.66	3.42	1.93	0.27	3.59
Total from investment activities	0.70	3.43	2.00	0.28	3.61

Dividends:
Net investment income	(0.02)	—	(0.07)	(0.02)	(0.03)
Net realized gains from investments	(1.45)	(1.48)	(0.37)	(0.98)	(0.51)
Total dividends	(1.47)	(1.48)	(0.44)	(1.00)	(0.54)

Net Asset Value, End of Period	$19.66	$20.43	$18.48	$16.92	$17.64
Total Return	3.86%	18.58%	12.05%	2.28%	25.13%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$87,740	$103,791	$95,233	$69,544	$46,488
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.17%	0.03%	0.40%	0.06%	0.14%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets (a)	1.01%	1.05%	1.09%	1.15%	1.27%
Portfolio turnover rate	28.74%	36.60%	31.98%	24.62%	36.01%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	March 31, 2015

1.                        Organization:

The Boston Trust & Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified Fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund

Walden Asset Management Fund	Walden Asset Management Fund
Walden Equity Fund	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden SMID Cap Innovations Fund	Walden SMID Cap Fund
Walden Small Cap Innovations Fund	Walden Small Cap Fund

The investment objective of the Asset Management Fund and Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the SMID Cap Fund and Walden SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies. The investment objective of the Small Cap Fund and Walden Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2.                        Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not readily available or, in the opinion of Boston Trust Investment Management, Inc. (the “Adviser”), market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board.

Investments in investment companies and money market funds are valued at net asset value per share.

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Continued

Notes to Financial Statements	March 31, 2015

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Debt securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy. Open-end investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of March 31, 2015 in valuing the Funds’ investments based on the three levels defined above:

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Asset Management Fund
Common Stocks(1)	$273,090,166	$—	$273,090,166
Corporate Bonds(1)	—	9,912,256	9,912,256
Municipal Bonds(2)	—	6,164,345	6,164,345
U.S. Government & U.S. Government Agency Obligations	—	60,114,199	60,114,199
Investment Companies	4,050,575	—	4,050,575
Total	277,140,741	76,190,800	353,331,541
Equity Fund
Common Stocks(1)	108,089,459	—	108,089,459
Investment Companies	2,806,057	—	2,806,057
Total	110,895,516	—	110,895,516
Midcap Fund
Common Stocks(1)	46,794,059	—	46,794,059
Investment Companies	1,142,232	—	1,142,232
Total	47,936,291	—	47,936,291
SMID Cap Fund
Common Stocks(1)	5,288,739	—	5,288,739
Investment Companies	95,058	—	95,058
Total	5,383,797	—	5,383,797
Small Cap Fund
Common Stocks(1)	435,479,700	—	435,479,700
Investment Companies	2,840,430	—	2,840,430
Total	438,320,130	—	438,320,130
Walden Asset Management Fund
Common Stocks(1)	62,981,941	—	62,981,941
Corporate Bonds(1)	—	4,056,686	4,056,686
Municipal Bonds(2)	—	633,478	633,478
U.S. Government & U.S. Government Agency Obligations	—	15,520,982	15,520,982
Investment Companies	1,162,827	—	1,162,827
Total	64,144,768	20,211,146	84,355,914
Walden Equity Fund
Common Stocks(1)	156,214,330	—	156,214,330
Investment Companies	930,968	—	930,968
Total	157,145,298	—	157,145,298
Walden Midcap Fund
Common Stocks(1)	34,115,885	—	34,115,885
Investment Companies	831,304	—	831,304
Total	34,947,189	—	34,947,189
Walden SMID Cap Fund
Common Stocks(1)	28,127,571	—	28,127,571
Investment Companies	235,534	—	235,534
Total	28,363,105	—	28,363,105
Walden Small Cap Fund
Common Stocks(1)	87,149,896	—	87,149,896
Investment Companies	360,495	—	360,495
Total	87,510,391	—	87,510,391

(1) For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(2) For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

The Funds recognize transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of March 31, 2015, from the valuation input levels used on March 31, 2014. The Funds did not hold any Level 3 securities during the year ended March 31, 2015.

Continued

Notes to Financial Statements	March 31, 2015

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income and withholding taxes on foreign dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”), which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/ loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including Federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended March 31, 2015.

New Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11 “Transfers and Servicing (Topic 860)” (“ASU 2014-11”), which requires repurchase-to-maturity transactions to be accounted for as secured borrowing rather than sales with a forward commitment. In addition, for repurchase financing agreements, separate secured borrowing accounting is required for the components (i.e., transfer of a financial asset contemporaneous with a repurchase agreement with the same counterparty). Management has determined the guidance in ASU 2014-11, which is effective for interim and annual periods beginning after December 15, 2014, will not impact the Funds’ financial statements.

3.                        Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%
Walden Asset Management Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden SMID Cap Fund	0.75%
Walden Small Cap Fund	0.75%

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $56,751 for the year ended March 31, 2015, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

BHIL Distributors, Inc., (“BHIL”), a wholly-owned subsidiary of Beacon Hill Fund Services, Inc., serves as the Funds’ distribution agent. The distribution agreement provides for payment of a fixed annual fee of $28,000 for review of sales literature and dealer set-up efforts, and reimbursement of out-of-pocket expenses. These amounts are paid monthly to BHIL from the Advisor and not by the Funds. BHIL is not affiliated with Citi or the Adviser.

Continued

Notes to Financial Statements	March 31, 2015

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship.

Each Fund is authorized to pay non-distribution related shareholder services fees up to 0.25% of its average annual net assets with respect to shares of the Funds serviced by an Authorized Service Provider.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust receives $1,000 annually per Fund plus an annual asset based fee of 0.016% of the fair value of securities held. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, Citi received a fixed annual fee, accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust through March 31, 2015. Effective April 1, 2015, the sub-transfer agency agreement was assigned to SunGard Investor Services LLC (SIS). The sub-transfer agency services, and fees charged for such services, are unchanged as a result of the assignment to SIS.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, subject to certain exclusions, to limit each Fund’s aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years of the date the payment is made or the obligation is incurred provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Pursuant to its agreement, for the years ended March 31, 2013, 2014 and 2015, the Adviser reimbursed, and has yet to recoup, fees in the following amounts:

Fund	Amount	Expires
Midcap Fund	$16,993	2016
	4	2017
	1,824	2018

SMID Cap Fund	33,947	2016
	23,931	2017
	29,670	2018

Small Cap Fund	355,171	2017
	213,139	2018
Walden Asset Management Fund	49,992	2016
	28,632	2017
	25,881	2018

Walden Equity Fund	151,960	2016
	113,975	2017
	124,593	2018

Walden Midcap Fund	34,176	2016
	7,143	2017
	7,376	2018

Walden SMID Cap Fund	30,124	2016
	23,699	2017
	25,541	2018

Walden Small Cap Fund	64,888	2016
	49,312	2017
	2,313	2018

As of March 31, 2015, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	18,821
SMID Cap Fund	87,548
Small Cap Fund	568,310
Walden Asset Management Fund	104,505
Walden Equity Fund	390,528
Walden Midcap Fund	48,695
Walden SMID Cap Fund	79,364
Walden Small Cap Fund	116,513

During the year ended March 31, 2015, the transfer agent voluntarily reduced a portion of the transfer agent fees otherwise payable by the Funds, as indicated on each Fund’s Statement of Operations. These voluntary reductions are not subject to recoupment in future years.

During the year ended March 31, 2015, certain securities of an affiliated separately managed account were exchanged, at fair value, as in-kind transfers of shares of the Walden Small Cap Fund. The total fair value of the in-kind transfers was $5,484,961 for 274,111 shares of the Walden Small Cap Fund in exchange for securities of an affiliated separately managed account.

During the year ended March 31, 2014, net assets of certain Funds were exchanged as in-kind transfers. The total fair value of the in-kind transfers was $471,351 for 22,057 shares of the Walden Small Cap Fund in exchange for 28,515 shares of the Small Cap Fund, $716,178 for 54,545 shares of the Walden SMID Cap Fund in exchange for shares of an affiliated separately managed account, and $7,967,662 for 507,818 shares of the Small Cap Fund in exchange for securities of an affiliated separately managed account.

Continued

Notes to Financial Statements	March 31, 2015

4.                        Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the year ended March 31, 2015, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$34,797,411	$58,784,831
Equity Fund	23,557,362	20,223,222
Midcap Fund	7,144,806	6,803,313
SMID Cap Fund	1,737,191	1,586,184
Small Cap Fund	135,329,321	245,107,826

Walden Asset Management Fund	12,591,439	13,085,351
Walden Equity Fund	32,172,713	37,001,106
Walden Midcap Fund	5,400,050	5,067,285
Walden SMID Cap Fund	9,524,867	8,728,867
Walden Small Cap Fund	26,667,275	50,202,867

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended March 31, 2015, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$26,848,832	$1,210,348
Walden Asset Management Fund	6,674,517	4,322,364

5.                        Federal Income Tax Information:

At March 31, 2015, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Gross Tax Unrealized	Gross Tax Unrealized	Net Unrealized Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asset Management Fund	$221,068,070	$132,661,220	$(397,749)	$132,263,471
Equity Fund	63,357,450	47,761,173	(223,107)	47,538,066
Midcap Fund	28,946,666	19,115,686	(126,061)	18,989,625
SMID Cap Fund	4,084,830	1,401,762	(102,795)	1,298,967
Small Cap Fund	345,850,175	111,856,230	(19,386,275)	92,469,955

Walden Asset Management Fund	60,937,622	24,063,916	(645,624)	23,418,292
Walden Equity Fund	98,446,069	59,398,939	(699,710)	58,699,229
Walden Midcap Fund	24,743,055	10,451,158	(247,024)	10,204,134
Walden SMID Cap Fund	22,375,299	6,575,611	(587,805)	5,987,806
Walden Small Cap Fund	68,727,706	22,398,660	(3,615,975)	18,782,685

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid(1)
Asset Management Fund	$4,816,117	$7,480,276	$12,296,393	$—	$12,296,393
Equity Fund	966,299	2,029,175	2,995,474	—	2,995,474
Midcap Fund	394,184	1,765,084	2,159,268	—	2,159,268
SMID Cap Fund	42,588	223,676	266,264	—	266,264
Small Cap Fund	5,843,060	25,889,299	31,732,359	—	31,732,359

Walden Asset Management Fund	877,816	519,966	1,397,782	—	1,397,782
Walden Equity Fund	2,227,112	6,602,715	8,829,827	—	8,829,827
Walden Midcap Fund	345,118	907,147	1,252,265	—	1,252,265
Walden SMID Cap Fund	440,304	133,340	573,644	—	573,644
Walden Small Cap Fund	599,334	6,158,936	6,758,270	—	6,758,270

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid(1)
Asset Management Fund	$3,591,713	$2,697,054	$6,288,767	$—	$6,288,767
Equity Fund	881,548	—	881,548	—	881,548
Midcap Fund	320,948	761,028	1,081,976	—	1,081,976
SMID Cap Fund	44,236	280,548	324,784	—	324,784
Small Cap Fund	12,357,796	25,406,440	37,764,236	—	37,764,236

Walden Asset Management Fund	715,155	367,798	1,082,953	—	1,082,953
Walden Equity Fund	1,279,080	719,069	1,998,149	—	1,998,149
Walden Midcap Fund	66,025	205,678	271,703	—	271,703
Walden SMID Cap Fund	699,079	237,921	937,000	—	937,000
Walden Small Cap Fund	1,852,143	5,471,637	7,323,780	—	7,323,780

(1)         Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

Continued

Notes to Financial Statements	March 31, 2015

As of March 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Accumulated
	Income	Gains	Earnings	Losses	(Depreciation)(2)	Earnings (Deficit)
Asset Management Fund	$1,169,040	$12,307,365	$13,476,405	$(71,538)	$132,263,471	$145,668,338
Equity Fund	354,619	4,771,417	5,126,036	—	47,538,066	52,664,102
Midcap Fund	31,929	902,861	934,790	—	18,989,625	19,924,415
SMID Cap Fund	15,655	98,726	114,381	—	1,298,967	1,413,348
Small Cap Fund	1,314,901	28,622,926	29,937,827	—	92,469,955	122,407,782

Walden Asset Management Fund	215,774	3,359,933	3,575,707	(3,585)	23,418,292	26,990,414
Walden Equity Fund	411,165	3,660,964	4,072,129	(152,443)	58,699,229	62,618,915
Walden Midcap Fund	48,018	359,144	407,162	—	10,204,134	10,611,296
Walden SMID Cap Fund	79,565	425,025	504,590	(762)	5,987,806	6,491,634
Walden Small Cap Fund	124,518	5,541,056	5,665,574	—	18,782,685	24,448,259

(2)         The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the end of the tax year ended March 31, 2015, the Funds do not have any capital loss carry forwards (“CLCFs”). During the year ended March 31, 2015, the following Funds utilized CLCFs to offset realized capital gains:

Fund	Amount
Equity Fund	$868,689

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

	Late Year	Post-October
Fund	Ordinary Loss	Capital Losses
Asset Management Fund	$—	$71,538
Walden Asset Management Fund	—	3,585
Walden Equity Fund	—	152,443
Walden SMID Cap Fund	762	—

As of March 31, 2015, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gains	Paid in Capital
Asset Management Fund	$9,733	$(9,733)	$—
Equity Fund	—	(1)	1
SMID Cap Fund	(229)	229	—
Small Cap Fund	(88,019)	88,019	—

Walden Asset Management Fund	4,584	(4,584)	—
Walden Equity Fund	(4)	7	(3)
Walden Midcap Fund	—	1	(1)
Walden Small Cap Fund	(14,336)	14,335	1

6.                        Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of March 31, 2015, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	% of Ownership
Asset Management Fund	Boston Trust & Investment Management Company	96.4
Equity Fund	Boston Trust & Investment Management Company	98.1
Midcap Fund	Boston Trust & Investment Management Company	90.7
SMID Cap Fund	Boston Trust & Investment Management Company	69.8
Walden Asset Management Fund	Boston Trust & Investment Management Company	72.7
Walden Equity Fund	Boston Trust & Investment Management Company	29.4
Walden Midcap Fund	Boston Trust & Investment Management Company	96.5
Walden SMID Cap Fund	Boston Trust & Investment Management Company	58.5
Walden Small Cap Fund	Boston Trust & Investment Management Company	44.4

7.                        Subsequent Events:

On May 20, 2015, the Board approved a change in the limit to the SMID Cap Fund’s aggregate annual operating expenses. Effective June 1, 2015, the expense limit applicable to the SMID Cap Fund is reduced to 0.75% (formerly 1.00%) of that Fund’s average daily net assets. The Board also approved a change to the Trust’s shareholder servicing agreement to exclude the SMID Cap Fund from the agreement. The remaining Funds are unaffected by this change.

Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Boston Trust & Walden Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Boston Trust & Walden Funds comprising the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund and Walden Small Cap Innovations Fund, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended for the Boston Trust SMID Cap Fund and Walden Midcap Fund, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three periods in the period then ended for the Walden SMID Cap Innovations Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Boston Trust & Walden Funds as of March 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 26, 2015

Supplementary Information (Unaudited)	March 31, 2015

Federal Income Tax Information:

During the fiscal year ended March 31, 2015, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Asset Management Fund	$7,480,276
Equity Fund	2,029,175
Midcap Fund	1,765,084
SMID Cap Fund	223,676
Small Cap Fund	25,889,299
Walden Asset Management Fund	519,966
Walden Equity Fund	6,602,715
Walden Midcap Fund	907,147
Walden SMID Cap Fund	133,340
Walden Small Cap Fund	6,158,936

During the fiscal year ended March 31, 2015, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Asset Management Fund	$950,063
Midcap Fund	246,424
SMID Cap Fund	40,841
Small Cap Fund	5,456,543
Walden Asset Management Fund	39,077
Walden Equity Fund	824,644
Walden Midcap Fund	234,085
Walden SMID Cap Fund	430,443
Walden Small Cap Fund	526,896

For the fiscal year ended March 31, 2015, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Asset Management Fund	97.02%
Equity Fund	100.00%
Midcap Fund	97.42%
SMID Cap Fund	72.24%
Small Cap Fund	46.49%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	39.65%
Walden Small Cap Fund	61.66%

For the fiscal year ended March 31, 2015, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

Qualified Dividend Income
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	98.08%
SMID Cap Fund	72.30%
Small Cap Fund	46.37%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	39.64%
Walden Small Cap Fund	61.65%

Continued

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds & Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014, through March 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period(1)	During Period
	10/1/14	3/31/15	10/1/14 - 3/31/15	10/1/14 - 3/31/15
Asset Management Fund	$1,000.00	$1,050.40	$4.75	0.93%
Equity Fund	1,000.00	1,047.10	4.90	0.96%
Midcap Fund	1,000.00	1,098.80	5.23	1.00%
SMID Cap Fund	1,000.00	1,124.40	5.30	1.00%
Small Cap Fund	1,000.00	1,115.40	5.27	1.00%
Walden Asset Management Fund	1,000.00	1,038.60	5.08	1.00%
Walden Equity Fund	1,000.00	1,044.50	5.10	1.00%
Walden Midcap Fund	1,000.00	1,092.20	5.22	1.00%
Walden SMID Cap Fund	1,000.00	1,122.60	5.29	1.00%
Walden Small Cap Fund	1,000.00	1,115.60	5.28	1.00%

(1)         Expenses are equal to the Fund’s annualized expense ratio multipled by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period(1)	During Period
	10/1/14	3/31/15	10/1/14 - 3/31/15	10/1/14 - 3/31/15
Asset Management Fund	$1,000.00	$1,020.29	$4.68	0.93%
Equity Fund	1,000.00	1,020.14	4.84	0.96%
Midcap Fund	1,000.00	1,019.95	5.04	1.00%
SMID Cap Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Fund	1,000.00	1,019.95	5.04	1.00%
Walden Asset Management Fund	1,000.00	1,019.95	5.04	1.00%
Walden Equity Fund	1,000.00	1,019.95	5.04	1.00%
Walden Midcap Fund	1,000.00	1,019.95	5.04	1.00%
Walden SMID Cap Fund	1,000.00	1,019.95	5.04	1.00%
Walden Small Cap Fund	1,000.00	1,019.95	5.04	1.00%

(1)         Expenses are equal to the Fund’s annualized expense ratio multipled by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Continued

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2015.

Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	17.0%
Financials	14.6%
Information Technology	13.6%
Industrials	13.1%
Health Care	12.6%
Consumer Discretionary	10.0%
Consumer Staples	9.6%
Energy	4.9%
Municipal Bonds	1.7%
Materials	1.7%
Investment Companies	1.1%
Other net assets	0.1%
Total	100.0%

Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	16.7%
Information Technology	16.3%
Health Care	16.1%
Industrials	15.9%
Consumer Staples	12.3%
Consumer Discretionary	12.3%
Energy	5.8%
Investment Companies	2.5%
Materials	2.0%
Utilities	0.3%
Other net assets	-0.2%
Total	100.0%

Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	17.9%
Consumer Discretionary	15.8%
Industrials	15.0%
Health Care	14.9%
Information Technology	12.6%
Consumer Staples	7.9%
Materials	4.4%
Utilities	4.0%
Energy	3.9%
Investment Companies	2.4%
Real Estate Investment Trusts	1.7%
Other net assets	-0.5%
Total	100.0%

SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	18.5%
Industrials	15.7%
Information Technology	15.6%
Health Care	14.5%
Consumer Discretionary	14.3%
Materials	6.2%
Utilities	4.5%
Real Estate Investment Trusts	3.6%
Consumer Staples	2.8%
Energy	2.5%
Investment Companies	1.8%
Other net assets	0.0%
Total	100.0%

Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	17.1%
Financials	16.6%
Consumer Discretionary	14.6%
Health Care	14.5%
Industrials	14.2%
Materials	5.9%
Real Estate Investment Trusts	5.1%
Utilities	4.5%
Consumer Staples	3.5%
Energy	3.1%
Investment Companies	0.6%
Other net assets	0.3%
Total	100.0%

Continued

The Walden Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2015.

Walden Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	18.4%
Financials	14.2%
Information Technology	14.2%
Health Care	12.4%
Industrials	10.5%
Consumer Discretionary	10.4%
Consumer Staples	9.3%
Energy	3.8%
Materials	3.0%
Investment Companies	1.4%
Utilities	1.4%
Municipal Bonds	0.7%
Telecommunication Services	0.1%
Other net assets	0.2%
Total	100.0%

Walden Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	17.2%
Financials	15.9%
Health Care	15.3%
Industrials	14.6%
Consumer Discretionary	14.1%
Consumer Staples	11.9%
Energy	4.8%
Materials	3.5%
Utilities	1.9%
Investment Companies	0.6%
Other net assets	0.2%
Total	100.0%

Walden Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	17.2%
Industrials	15.2%
Health Care	15.2%
Consumer Discretionary	14.8%
Information Technology	12.7%
Consumer Staples	8.3%
Materials	4.5%
Energy	4.2%
Utilities	3.7%
Investment Companies	2.4%
Real Estate Investment Trusts	1.8%
Other net assets	0.0%
Total	100.0%

Walden SMID Cap Innovations Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	18.9%
Industrials	15.9%
Information Technology	15.6%
Health Care	14.5%
Consumer Discretionary	14.5%
Materials	6.1%
Utilities	4.5%
Real Estate Investment Trusts	4.0%
Consumer Staples	2.7%
Energy	2.5%
Investment Companies	0.8%
Other net assets	0.0%
Total	100.0%

Walden Small Cap Innovations Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	16.9%
Financials	16.6%
Consumer Discretionary	14.8%
Health Care	14.7%
Industrials	14.2%
Materials	6.0%
Real Estate Investment Trusts	5.0%
Utilities	4.4%
Consumer Staples	3.7%
Energy	3.0%
Investment Companies	0.4%
Other net assets	0.3%
Total	100.0%

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Boston Trust Investment Management, Inc. (the “Adviser”) be renewed annually by the Board, including a majority of the Board of Trustees of The Boston Trust & Walden Funds (the “Trust”) who are not “interested persons” of the Trust or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 27, 2015. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on February 27, 2015, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Boston Trust Funds and the Walden Funds from inception through December 31, 2014, comparing the performance to various indices and also, in the case of the Boston Trust Asset Management Fund and the Walden Asset Management Fund, to a bond index, equity index and Treasury bills. The Board noted that as of all of the Funds except the Walden Mid Cap Fund underperformed their respective indices for the one-year period and all of the Funds underperformed their respective indices for the three-year and five-year periods. For the 10-year period, all of the Funds except the Boston Trust Small Cap Fund underperformed their respective indices. The Boston Trust Equity Fund, the Boston Trust SMID Cap Fund, the Walden Midcap Fund, the Walden SMID Cap Innovations Fund and the Walden Small Cap Innovations Fund each also underperformed their respective indices for the since inception period, while the Boston Trust Midcap Fund, Boston Trust Small Cap and the Walden Equity Fund outperformed their respective indices for the same period. While the Boston Trust Asset Management Fund underperformed the S&P 500 Index for all periods, it outperformed the 90 Day US Treasury Bills and the Barclays Capital G/C Bond Index for all periods. The Walden Asset Management Fund underperformed the S&P 500 Index for all periods other than the since inception period, and outperformed the 90 Day US Treasury Bills for all periods. The Walden Asset Management Fund outperformed the Barclays Capital G/C Bond Index for all periods other than the since inception period. The Board noted the Adviser’s statements that while the Funds underperformed their benchmarks, they participated in the rising market and outperformed their benchmarks in falling markets. The information also demonstrated the downside protection that is part of the Adviser’s strategy that is routinely communicated to clients and investors.

The Board then turned to a review of the range of advisory fees paid by the Boston Trust Funds and Walden Funds to the Adviser and the total operating expenses of each Fund. The Board noted that, with the exception of the Boston Trust Asset Management Fund, Walden Asset Management Fund, Boston Trust Equity and the Walden Equity Fund, each Boston Trust Fund and Walden Fund has contractual advisory fees below the peer group average. The contractual advisory fees for the Boston Trust Asset Management Fund and Walden Asset Management Fund are 0.03% above the median fees for the peer group and 0.25% below the highest fees in the peer group. The contractual advisory fees charged by the Boston Trust Equity Fund and the Walden Equity Fund are 0.06% above the median fees for the peer group and 0.25% below the highest fees in the peer group.

The Board noted that BTIM has been operating under an Expense Limitation Agreement that requires BTIM to waive fees and/or reimburse expenses to the extent total operating expenses of any Fund (other than the Walden International Equity Fund) exceeds 1.00%. The expense limit for the Walden International Equity Fund is 1.15%. The actual advisory fees charged by all the Boston Trust and Walden Funds, except the Boston Trust Asset Management Fund, the Boston Trust Equity Fund and the Walden Asset Management Fund, are below the peer group average after expense waivers and/or reimbursements. The actual advisory fees for the Boston Trust Asset Management Fund is 0.03% above the average for the peer group, while the actual advisory fees for the Boston Trust Equity Fund is 0.06% above the peer group average. The actual advisory fees for the Walden Asset Management Fund is equal to the average for the peer group. However, after waivers and reimbursements, the Boston Trust Asset Management Fund, the Walden Asset Management Fund and the Boston Trust Equity Fund were all well below the peer group’s highest fee of 1.00%.

Continued

Turning to total operating expenses, the Board noted that the expense ratios for all the Boston Trust Funds and Walden Funds, other than the Boston Trust SMID Cap Fund and the Walden Equity Fund, are equal to or lower than the industry average before and after expense waivers and/or reimbursements. The expense ratio for the Boston SMID Cap Fund before waivers and/or reimbursements is 0.34% higher than the peer group average, but 0.15% lower than the highest expense ratio in the peer group and 0.21% lower than the average expense ratio for the peer group after waivers and/or reimbursements. The expense ratio for the Walden Equity Fund before waivers and/or reimbursements is 0.10% higher than the peer group average and 0.03% higher after waivers and/or reimbursements. However, the Walden Equity Fund’s expense ratio is 0.52% lower than the highest expense ratio in the peer group before waivers and/or reimbursements and 0.59% lower than the a highest expense ratio in the peer group after waivers and/or reimbursements. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

The Board then gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Trustees reviewed the Adviser’s organizational structure and the investment philosophy, portfolio construction process, fixed income approach and brokerage policies of the Adviser and its parent, Boston Trust & Investment Management Company (“Boston Trust”). The Board considered the Adviser’s up-capture and down-capture performance and the portfolio management’s approach to sustainable, responsible impact investing, including its ESG research framework and its portfolio screening guidelines. The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of the Adviser and Boston Trust and discussed the Adviser’s succession planning and compliance program. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Next, in reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s income statements for calendar years 2013 and 2014 and the gross and net profit margins realized on each Fund. The Board noted that the adviser’s relationship with the Funds was profitable even though the Adviser was operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by Boston Trust for services provided to the Funds, which are reduced by amounts paid for sub-custody services.

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Board took further notice of the fact that the Adviser has agreed to continue the Expense Limitation Agreement for each of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (Unaudited)	March 31, 2015

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

					Other
				Number of Funds	Directorships
	Position(s)	Term of Office*		in Fund Complex	Held by Trustee
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years
INTERESTED TRUSTEES

Lucia B. Santini One Beacon Street 33rd Floor Boston, MA 02108 Date of Birth: 10/2/1958	Trustee and President	Since 2011	Managing Director, Boston Trust Investment Management, Inc., February 2001 to present.	10	None

Heidi Soumerai One Beacon Street 33rd Floor Boston, MA 02108 Date of Birth: 9/14/1957	Trustee	Since 2013	Senior Vice President and Director of ESG Research, Boston Trust & Investment Management Company, August 2004 to present; Research Analyst, Boston Trust & Investment Management, January 1985 to present.	10	None

INDEPENDENT TRUSTEES

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee and Chairman of the Board	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May 1991 to December 2013.	10	Advisers Investment Trust

Diane E. Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	President, Armstrong Financial Services (financial planning firm), November 2012 to present; Managing Director of Financial Planning Services, WealthStone (financial planning firm), July 2008 to November 2012.	10	None

Dr. James H. Woodward Date of Birth: 11/24/1939	Trustee	Since 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August 2005 to present. Chancellor, North Carolina State University, June 2009 to April 2010.	10	None

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis One Beacon Street 33rd Floor Boston, MA 02108 Date of Birth: 7/29/1972	Treasurer	Since 2011	Chief Financial Officer/Treasurer, Boston Trust & Investment Management Company, May 2011 to present; Finance Director, Bain Capital, June 2008 to May 2010.	N/A	N/A

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), May 1995 to present.	N/A	N/A

Charles Booth** Date of Birth: 4/4/1960	Chief Compliance Officer	Since 2015	Director, Citi Fund Services Ohio, Inc. (fund administrator), May 2007 to present.	N/A	N/A

*            Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

**     Frederick Schmidt resigned as the Chief Compliance Officer effective May 1, 2015 and was replaced by Charles Booth. Mr. Booth serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Booth.

Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Investment Management, Inc., the Funds’ Investment Adviser.

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Investment Adviser

Boston Trust Investment Management, Inc.

One Beacon Street

Boston, MA 02108

Custodian and Transfer Agent

Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Distributor

BHIL Distributors, Inc.

4041 N. High Street, Suite 402

Columbus, OH 43214

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

05/15

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2015	2014
(a)	Audit Fees	$97,500	$95,000

(b)	Audit-Related Fees	$15,000	$15,000

The fees for 2014 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

The fees for 2015 relate to the consent issuance in three Form 17f-2 filings filed with the SEC.

		2015	2014
(c)	Tax Fees	$25,000	$25,000

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		2015	2014
(d)	All Other Fees	$0	$0

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Boston Trust & Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	May 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	May 26, 2015

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	May 26, 2015